                                                                   EXHIBIT 10.62



                                                                 EXECUTION COPY



                           INGRAM FUNDING MASTER TRUST

                  AMENDED AND RESTATED SERIES 1993-2 SUPPLEMENT

                            Dated as of March 8, 2000

                                       to

                              AMENDED AND RESTATED

                                POOLING AGREEMENT

                            Dated as of March 8, 2000

                                      Among

                              INGRAM FUNDING INC.,

                               INGRAM MICRO INC.,

                               as Master Servicer

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee

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                                TABLE OF CONTENTS

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                                                                             Page
                                                                             ----
ARTICLE I  Definitions......................................................   2

     SECTION 1.01.  Definitions.............................................   2

ARTICLE II  Designation of Term Certificates; Purchase and Sale of the
            Term Certificates...............................................  13

     SECTION 2.01.  Designation.............................................  13
     SECTION 2.02.  The Term Certificates and Series 1993-2
                    Subordinated Interest...................................  13
     SECTION 2.03.  Delivery................................................  13
     SECTION 2.04.  Restrictions on Transfer................................  13
     SECTION 2.05.  Representations of the Purchasers.......................  14
     SECTION 2.06.  Application of Proceeds.................................  16
     SECTION 2.07.  Sale of Additional Term Certificates....................  16

ARTICLE III  Article III of the Agreement...................................  17

     SECTION 3.01.  Establishment of Trust Accounts.........................  17
     SECTION 3.02.  Daily Allocations.......................................  19
     SECTION 3.03.  Determination of Interest...............................  20
     SECTION 3.04.  Determination of Series 1993-2 Principal................  21
     SECTION 3.05.  Applications............................................  22
     SECTION 3.06.  Make-Whole Amount.......................................  24

ARTICLE IV  Distributions and Reports.......................................  24

     SECTION 4.01.  Distributions...........................................  25
     SECTION 4.02.  Statements and Notices..................................  25
     SECTION 4.03.  Notices.................................................  27
     SECTION 4.04.  Audit and Inspection Rights.............................  27

ARTICLE V  Additional Early Amortization Events.............................  29

     SECTION 5.01.  Additional Early Amortization Events....................  29

ARTICLE VI  Servicing Fee...................................................  31

     SECTION 6.01.  Servicing Compensation..................................  31

ARTICLE VII  Covenants, Representations and Warranties......................  32

     SECTION 7.01.  Representations and Warranties of the Company
                    and the Master Servicer.................................  32
     SECTION 7.02.  Covenants of the Company and the Master Servicer........  32


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
     SECTION 7.03.  Negative Covenant of the Company; Covenants
                    of the Master Servicer..................................  32

ARTICLE VIII  Miscellaneous.................................................  33

     SECTION 8.01.  Ratification of Agreement...............................  33
     SECTION 8.02.  Governing Law...........................................  33
     SECTION 8.03.  Further Assurances......................................  33
     SECTION 8.04.  No Waiver; Cumulative Remedies..........................  33
     SECTION 8.05.  Amendments..............................................  33
     SECTION 8.06.  Notices.................................................  34
     SECTION 8.07.  Counterparts............................................  35
     SECTION 8.08.  No Bankruptcy Petition..................................  35
     SECTION 8.09.  Limitation on Addition and Termination of Sellers.......  35
     SECTION 8.10.  Certificateholder List..................................  36
     SECTION 8.11.  Late Charge.............................................  36
     SECTION 8.12.  Final Payment; Surrender of Certificates................  37
     SECTION 8.13.  Rights of the Trustee...................................  37
     SECTION 8.14.  Waiver of Past Defaults.................................  37
     SECTION 8.15.  Amendment of Policies...................................  38

ARTICLE IX  Final Distributions.............................................  38

     SECTION 9.01.  Certain Distributions...................................  38

                                    EXHIBITS

Exhibit A    Form of Class A Certificate, Series 1993-2
Exhibit B    Form of Daily Report
Exhibit C    Form of Monthly Settlement Statement
Exhibit D    Form of Purchaser Letter

                                   SCHEDULES

Schedule 1   Trust Accounts


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
         AMENDED AND RESTATED SERIES 1993-2 SUPPLEMENT dated as of March 8, 2000 (this "Supplement"), among INGRAM FUNDING, INC., a Delaware corporation (the "Company"), INGRAM MICRO INC., a Delaware corporation, as Master Servicer (the "Master Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its successors in such capacity, the "Trustee") under the Agreement.

                              W I T N E S S E T H :

         WHEREAS, on July 23, 1993 the Company, the predecessor to the Master Servicer and the Trustee entered into that certain Series 1993-2 Supplement to the Ingram Funding Master Trust Pooling and Servicing Agreement dated as of February 12, 1993 (the Series 1993-2 Supplement as amended to date, the "Existing 1993-2 Supplement" and the Ingram Funding Master Trust Pooling and Servicing Agreement as amended to date, the "Existing Pooling Agreement");

         WHEREAS, the parties hereto have entered into the Amended and Restated Pooling Agreement, dated as of March 8, 2000 which amends and restates the Existing Pooling Agreement (the "Agreement"); and

         WHEREAS, the parties hereto wish to amend and restate the Existing 1993-2 Supplement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                     General

         From and after the date hereof the terms of this amended and restated 1993-2 Supplement shall be effective with respect to the various certificates issued under the Existing 1993-2 Supplement. As a part of the amendments made hereby, the names of such certificates are also being amended as follows.

         The Certificates referred to under the Existing 1993-2 Supplement as:

         "6.61% Asset-Backed Certificates, Series 1993-2, Class A" shall henceforth be named "Class A Certificates, Series 1993-2" and shall be in the form of Exhibit A to this Supplement.

         Upon return of the existing certificates referred to above, the Trustee shall authenticate and deliver replacement certificates in the corresponding form to each holder of such existing certificates, or their nominee as designated in writing to the Trustee.

                                    ARTICLE I
                                   Definitions

         SECTION 1.01. Definitions.

         (a) The following words and phrases shall have the following meanings with respect to Series 1993-2 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

         "Accrual Period" shall mean, with respect to Series 1993-2, the period from and including a Payment Date to but excluding the succeeding Payment Date.

         "Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) the Series 1993-2 Daily Interest Expense determined as of such Business Day, (b) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1993-2 Monthly Servicing Fee (up to the amount thereof due and payable on the succeeding Payment Date, and (c) all Program Costs that have accrued since the preceding Business Day.

         "Aged Receivables Ratio" shall mean, as of the last day of each Settlement Period and calculated as provided in Section 1.01(f), the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables originated by the Seller that were 91 to 120 days past due and (b) the aggregate amount of Charged-Off Receivables of the Seller that were charged off as uncollectible prior to the day that is 91 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Seller during the fourth prior Settlement Period.

         "Aggregate Commitment Amount" shall have the meaning set forth in
Section 1.01 of the Series 2000-1 Supplement.

         "Applicable Early Amortization Event" shall have the meaning set forth in Section 3.06.

         "Call Date" shall mean the first Payment Date following the commencement of the Series 1993-2 Amortization Period which results from an Applicable Early Amortization Event and on which principal is payable on the Class A Certificates.

         "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.50 times the Discount Rate as of such day, divided by (b) 360.

         "Change in Control" shall mean the occurrence of any event the result of which causes the Company not to be a direct or indirect, wholly owned Subsidiary of Ingram Micro Inc.


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
         "Chase's Prime Rate" shall mean the rate per annum announced by Chase from time to time as its prime rate in effect at its principal office on a 365/66 day basis; each change in Chase's Prime Rate shall be effective on the date such change is announced to become effective.

         "Class A Additional Interest" shall have the meaning assigned in subsection 3.03(b).

         "Class A Adjusted Invested Amount" shall mean, on any date of determination, the Class A Invested Amount minus the amount on deposit in the Series 1993-2 Principal Collection Sub-subaccount up to a maximum of the Class A Invested Amount.

         "Class A Certificate" shall mean a Class A Certificate, Series 1993-2, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

         "Class A Certificateholder" shall mean each holder of a Class A Certificate.

         "Class A Certificate Rate" shall mean 6.61% per annum.

         "Class A Initial Invested Amount" shall mean $25,000,000.

         "Class A Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b)(i).

         "Class A Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Class A Initial Invested Amount minus
(ii) the aggregate amount of distributions to the Class A Certificateholders (including the holders of any such subsequently issued Class A Certificates) made in respect of principal on or prior to such date minus (iii) the aggregate Series 1993-2 Allocable Charged-Off Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3.04(b)(iv) plus (iv) (but only to the extent of any unreimbursed reductions made pursuant to clause (iii) above) the aggregate Series 1993-2 Allocable Recoveries Amount applied to the Class A Certificates on or prior to such date pursuant to subsection 3.04.

         "Class A Monthly Interest" shall have the meaning assigned in subsection 3.03(a).

         "Class A Ratio" shall mean, on any date of determination with respect to the Class A Certificates, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio and (ii) the Minimum Ratio, in each case applicable to Class A Certificates. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Daily Report" shall mean a report prepared by the Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit B.

         "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (i) 91 and (ii) the amount obtained by dividing (A) the aggregate Principal Amount of Eligible Receivables as at the last day of the Settlement Period immediately


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
preceding such earlier Settlement Report Date, by (B) the aggregate Principal Amount of Receivables generated by the Sellers for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

         "Dilution Horizon" shall mean the number of days from the invoicing of a Receivable until a Dilution Adjustment with respect to such Receivable is issued by the Seller or the Seller receives notice that a Dilution Adjustment will have to be issued in respect of such Receivable.

         "Dilution Horizon Factor" shall mean for the period beginning on the Effective Date through and until the sixth Settlement Report Date to occur thereafter, 1.28 and for any six-month period thereafter (beginning and ending on a Settlement Report Date), a fraction, the numerator of which is the dollar weighted average Dilution Horizon of the Sellers (based upon the Dilution Adjustment of the selected Receivables) for such period (which shall be calculated by the Master Servicer, in accordance with its past procedures for such calculations, selecting a random sample of approximately 1000 Dilution Adjustment memos from the Seller created during such period and determining the dollar weighted average Dilution Horizon therefrom) and the denominator of which is 30.

         "Dilution Period" shall mean as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date), the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were originated by the Seller during the Settlement Period preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

         "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables that were originated by the Seller during the immediately preceding Settlement Period.

         "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date and calculated as provided in Section 1.01(f) and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

         DRR = [(c * d) + [(e-d) * (e/d)]] * f

Where:

         DRR = Dilution Reserve Ratio;

         c =    2.5;

         d = the twelve-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

         e = the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and


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
         f =    the Dilution Period.

         "Discount Rate" shall mean, as of any date of determination, the sum of
(a) the Class A Certificate Rate in effect with respect to the outstanding Class A Certificates and (b) an amount equal to (i) the aggregate amount of fees (other than the Servicing Fee and Program Costs) accrued with respect to the outstanding Term Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date divided by (ii) the average daily Series 1993-2 Invested Amount during such Settlement Period.

         "Discounted Value" shall mean, with respect to any Class A Certificate, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Class A Certificate from their respective scheduled due dates (assuming that the scheduled due date of the principal amount of such Class A Certificate is the Scheduled Payment Date) to the Call Date, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Class A Certificates is payable) equal to the Reinvestment Yield.

         "Early Amortization Event" shall have the meanings assigned in Section
5.01 of this Supplement and Section 7.01 of the Agreement.

         "Early Amortization Period" shall have the meaning assigned in Section
5.01 of this Supplement and Section 7.01 of the Agreement.

         "ERISA Entity" shall mean (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA or other retirement arrangement, individual retirement account or Keogh plan, whether or not it is subject to the provisions of Title I thereto,(ii)any plan described in Section 4975 (e)(1) of the Code or
(iii) any other entity that would be deemed to be a "benefit plan investor" within the meaning of Department of Labor Regulation Section 2510.3-101(f)(2).

         "Excess Program Costs" shall have the meaning assigned to such term within the definition of "Program Costs".

         "Foreign Investor" means any Term Certificateholder who is not a "United States person".

         "Initial Purchaser" shall have the meaning set forth in Section 4.04.

         "Institutional Accredited Investor" shall mean an institutional accredited investor, within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "Issuance Date" shall mean July 23, 1993.

         "Late Charge" shall have the meaning assigned in Section 8.11.

         "Loss Reserve Ratio" shall mean, as of any Settlement Report Date and calculated as provided in Section 1.01(f) and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:


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
         LRR = [(a * b)/c] * d * e

Where:

         LRR = Loss Reserve Ratio;

         a = the aggregate Principal Amount of Receivables originated by the Seller during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

         b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         c = the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date;

         d =    2.5; and

         e =    Payment Terms Factor.

         "Majority Term Certificateholders" shall mean, on any day, Term Certificateholders having, in the aggregate, more than 50% of the Series 1993-2 Invested Amount.

         "Minimum Ratio" shall mean as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to the greater of:

         (a)  (a * b) + c

         Where

         a = the average of the Dilution Ratios during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         b =    the Dilution Period; and

         c =    15%;

         and

         (b) 25%.

         "Payment Date" shall mean (i) during the Series 1993-2 Revolving Period, the 15th day of each March, June, September and December (or if such day is not a Business Day, the next succeeding Business Day) or (ii) during the Series 1993-2 Amortization Period, the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day).


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
         "Payment Terms Factor" shall mean (a) for the period from the date hereof until the third Settlement Report Date to occur thereafter, 0.89 and (b) for each three-month period to occur after such initial period, a fraction, the numerator of which is the sum of (i) the weighted average payment terms (based upon the Principal Amount of the Receivables and expressed as a number of days) for the Receivables originated during such period and (ii) 60 and the denominator of which is 90; provided, however, that if the Payment Terms Factor for any period is less than the Payment Terms Factor for the immediately preceding period, then the actual Payment Terms Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Payment Terms Factor for such current period and the three immediately preceding periods and the denominator of which is 90.

         "Program Costs" shall mean, for any Business Day, the sum of (i) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of any Term Certificates) on such Business Day and (B) a fraction, the numerator of which is the Series 1993-2 Invested Amount on such Business Day and the denominator of which is the sum of
(1) the Aggregate Commitment Amount (as defined in the Supplement for Series 2000-1) on such Business Day and (2) the Invested Amounts with respect to all other Series then Outstanding (excluding Series 2000-1) and (ii) all unpaid fees and expenses due and payable to Rating Agencies rating the Term Certificates; provided, however, that Program Costs shall not exceed $100,000 in the aggregate in any fiscal year of the Master Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $100,000 shall be referred to herein as "Excess Program Costs").

         "Purchase Termination Event" shall have the meaning assigned in Section
7.01 of the Receivables Sale Agreement.

         "Purchaser" means a holder of a certificate issued pursuant to the Existing 1993-2 Supplement that is surrendering such certificate as consideration for the issuance of a Class A Certificate Series 1993-2 of like tenor and coupon.

         "Qualified Institutional Buyer" has the meaning ascribed to such term in Rule 144A(a) under the Securities Act.

         "Rating Agency" shall mean the collective reference to S&P and Fitch IBCA.

         "Record Date" shall mean, with respect to the initial Payment Date, the Business Day immediately preceding such Payment Date and, with respect to any other Payment Date, the last Business Day of the immediately preceding Settlement Period.

         "Reinvestment Yield" shall mean, with respect to any Class A Certificate, the Spread Amount, if any, plus the yield to maturity implied by
(i) the yields reported, as of 10 a.m. (New York City time) on the Business Day next following the date on which the Master Servicer has actual knowledge of the declaration of an Applicable Early Amortization Event (the "Make-Whole Calculation Date"), on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S.

Treasury securities having a maturity equal to the Remaining Average Life of such Class A Certificate as of such Make-Whole Calculation Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of such Make-Whole Calculation Date, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Class A Certificate, as of such Make-Whole Calculation Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities.

         "Remaining Average Life" shall mean, with respect to any Class A Certificate, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the Invested Amount for such Class A Certificate into
(ii) the product obtaining by multiplying (a) the Invested Amount (but not interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Call Date and the Scheduled Payment Date.

         "Remaining Scheduled Payments" shall mean, with respect to any Class A Certificate, all payments of principal and interest thereon that would be due on or after the Call Date if no payment of principal on such Class A Certificate were made prior to the Scheduled Payment Date.

         "Scheduled Payment Date" shall mean, with respect to any Class A Certificate, the first Payment Date following the Scheduled Revolving Termination Date.

         "Scheduled Revolving Termination Date" shall mean June 1, 2000.

         "Seller Addition Date" shall have the meaning assigned in Section 3.05 of the Receivables Sale Agreement.

         "Series 1993-2" shall mean the Series of Investor Certificates and Subordinated Company Interest, the Principal Terms of which are set forth in this Supplement.

         "Series 1993-2 Accrued Interest Sub-subaccount" shall have the meaning assigned in subsection 3.01(a).

         "Series 1993-2 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 1993-2 Invested Amount on such date, minus (ii) the amount on deposit in the Series 1993-2 Principal Collection Sub-subaccount in excess of amounts then payable from such account under Sections 3.05(c)(i) and (ii) on such date.

         "Series 1993-2 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 1993-2.

         "Series 1993-2 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 1993-2.

         "Series 1993-2 Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 1993-2 Target Receivables Amount on such day and (ii) the Aggregate Receivables Amount on such day times the percentage equivalent of a fraction the numerator of which is the Series 1993-2 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

         "Series 1993-2 Amortization Period" shall mean the period commencing on the next Business Day following the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences and (ii) the Scheduled Revolving Termination Date and ending on the earlier of
(a) the date when the Series 1993-2 Invested Amount shall have been reduced to zero and all accrued interest on the Term Certificates shall have been paid and
(b) the Series 1993-2 Termination Date.

         "Series 1993-2 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 1993-2 Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

         "Series 1993-2 Collection Subaccount" shall have the meaning assigned in subsection 3.01(a).

         "Series 1993-2 Daily Interest Expense" shall mean, for any Business Day during any Accrual Period, the sum of (a) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1993-2 Monthly Interest to be distributed on the next succeeding Payment Date (up to but not exceeding the full amount thereof), (b) the aggregate amount of all previously accrued and unpaid Series 1993-2 Daily Interest Expense (up to but not exceeding the full amount thereof) and (c) the aggregate amount of all accrued and unpaid Class A Additional Interest (up to but not exceeding the full amount thereof).

         "Series 1993-2 Initial Invested Amount" shall mean the Class A Initial Invested Amount.

         "Series 1993-2 Invested Amount" shall mean the Class A Invested Amount.

         "Series 1993-2 Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 1993-2 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1993-2 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 1993-2 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1993-2 Allocated Receivables Amount as of the end of the last Business Day of the Series 1993-2 Revolving Period (provided that if during the Series 1993-2 Amortization Period, the Amortization Periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1993-2 Amortization Period commence, then, from and after the date the last of such Series commences its Amortization Period, the numerator shall be the Series 1993-2 Allocated Receivables Amount on such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

         "Series 1993-2 Monthly Interest" shall mean the Class A Monthly
Interest.

         "Series 1993-2 Monthly Principal Payment" shall have the meaning assigned in Section 3.04.

         "Series 1993-2 Monthly Servicing Fee" shall have the meaning assigned in Section 6.01.

         "Series 1993-2 Non-Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3.01(a).

         "Series 1993-2 Principal Collection Sub-subaccount" shall have the meaning assigned in subsection 3.01(a).

         "Series 1993-2 Required Subordinated Amount" shall mean, (a) on any date of determination during the Series 1993-2 Revolving Period, an amount equal to the sum of:

          (i) an amount equal to the product of (x) the Class A Adjusted Invested Amount on such day and (y) a fraction, the numerator of which is the Class A Ratio and the denominator of which is one minus the Class A Ratio;

          (ii) the product of (A) the Series 1993-2 Invested Amount on such day and (B) a fraction, the numerator of which is the Carrying Cost Reserve Ratio and the denominator of which is one minus the Class A Ratio; and

          (iii) the product of (A) the Principal Amount of Receivables in the Trust on such day, (B) a fraction, the numerator of which is the Series 1993-2 Adjusted Invested Amount and the denominator of which is the sum of
     (1) the Series 2000-1 Aggregate Commitment Amount and (2) the sum of the Series 1993-2 Invested Amount and the Invested Amounts for all other Series then outstanding (excluding Series 2000-1) on such day and (C) a fraction, the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Class A Ratio.

and (b) on any date of determination during the Series 1993-2 Amortization Period, an amount equal to the Series 1993-2 Required Subordinated Amount on the last Business Day of the Series 1993-2 Revolving Period; provided that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in Section 3.04(b)(i) and Section 3.04(c)(iv).

         "Series 1993-2 Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Period is declared to commence or automatically commences and (ii) the Scheduled Revolving Termination Date.

         "Series 1993-2 Subordinated Interest" shall have the meaning specified in subsection 2.02(b).

         "Series 1993-2 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 1993-2 Adjusted Invested Amount on such day and (ii) the Series 1993-2 Required Subordinated Amount on such day.

         "Series 1993-2 Termination Date" shall mean the Payment Date that occurs in December, 2001.

         "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing (but not including) until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

         "Spread" shall mean (i) 0% if the related Applicable Early Amortization Event for the Class A Certificates occurs within twelve months of the removal of a Seller as an originator of Receivables that is not a Third Party Sale, (ii) 0% if the related Applicable Early Amortization Event occurs within nine months of the removal of a Seller as an originator of Receivables that is a Third Party Sale and (iii) .25% if the related Applicable Early Amortization Event occurs between nine and twelve months of the removal of a Seller as an originator of Receivables that is a Third Party Sale.

         "Term Certificateholders" shall mean the Class A Certificateholders.

         "Term Certificateholders' Interest" shall have the meaning assigned in subsection 2.02(a).

         "Term Certificates" shall mean those Investor Certificates designated as the Class A Certificates.

         "Third Party Sale" shall mean a sale or other disposition of an interest in a Seller sufficient such that such Seller may no longer be consolidated with Ingram Micro Inc. for accounting purposes in accordance with GAAP.

         "Trust Accounts" shall have the meaning assigned in subsection 3.01(a).

         "United States person" means an individual who is a citizen or resident of the United States, or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

         (b) If any term, definition or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Term Certificates and the Series 1993-2 Subordinated Interest and to no other Series of Investor Certificates or Subordinated Company Interest issued by the Trust.

         (c) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

         (d) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

         (e) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

         (f) For purposes of calculating the Aged Receivables Ratio and the Dilution Ratio, the aggregate Principal Amount of Receivables originated during the third Settlement Period of each calendar quarter and Dilution Adjustments reported in the third Settlement Period shall be adjusted by dividing the dollar amount of Receivables in each category by the number of weeks in such Settlement Period and multiplying by 4.3.

                                   ARTICLE II
               Designation of Term Certificates; Purchase and Sale
                            of the Term Certificates

         SECTION 2.01. Designation. The Investor Certificates created and authorized pursuant to the Agreement and this Supplement shall be in one class, the "Class A Certificates, Series 1993-2".

         SECTION 2.02. The Term Certificates and Series 1993-2 Subordinated Interest.

         (a) The Term Certificates shall represent fractional undivided interests in the Trust Assets, consisting of the right of the Term Certificateholders to receive the distributions specified herein out of (i) the Series 1993-2 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1993-2 Collection Subaccount and any subaccounts thereof (collectively, the "Term Certificateholders' Interest").

         (b) The Company shall retain a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified herein out of (i) the Series 1993-2 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1993-2 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1993-2 Subordinated Interest"). The Exchangeable Company Interest and any other Series of Investor Certificates or Subordinated Company Interest outstanding shall represent the fractional undivided interests in the remainder of the Trust Assets not allocated pursuant hereto to the Term Certificateholders' Interest or the Series 1993-2 Subordinated Interest.

         (c) The Class A Certificates shall be issued in registered form in substantially the form of Exhibit A, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.03 hereof and Section 5.02 of the Agreement.

         SECTION 2.03. Delivery. On the Issuance Date, the Company shall sign on behalf of the Trust and shall direct the Trustee in writing pursuant to Section
5.02 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate, the Class A Certificates in such names and such denominations in accordance with such directions of the Company. Term Certificates shall be issued in minimum denominations of $2,000,000 and in integral multiples of $100,000 in excess thereof.

         SECTION 2.04. Restrictions on Transfer. On the Issuance Date, the Company shall deliver the Term Certificates to the Purchaser. Thereafter, the Term Certificates may not be transferred except as follows: (A) to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder, (B) to other Institutional Accredited Investors who take delivery of such Term Certificates in definitive form and who deliver a Purchaser Letter to the Trustee in the form attached hereto as Exhibit D or (C) to a person who takes delivery of such Term Certificate in definitive form pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Trustee and the Company, which counsel and opinion are satisfactory to the Trustee and the Company.

The Trustee shall have no obligations or duties with respect to determining whether any transfers of the Term Certificates are made in accordance with the Securities Act or any other Requirements of Law; provided that with respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Term Certificate and the provisions of the Agreement and this Supplement.

         SECTION 2.05. Representations of the Purchasers.

         (a) Each purchaser (other than the Initial Purchaser) of the Term Certificates (including, without limitation, any purchaser of an interest in the Book-Entry Certificates) will be deemed to have represented and agreed as follows:

          (i) it is (A) a Qualified Institutional Buyer as defined in Rule 144A(a) and is acquiring the Term Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing Term Certificates being delivered in the form of Definitive Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (vi) below;

          (ii) it is purchasing one or more Term Certificates in an amount of at least $2,000,000 and it understands that such Term Certificate may be resold, pledged or otherwise transferred only in an amount of at least $2,000,000;

          (iii) (A) it is not an ERISA Entity and (B) it is not acquiring or holding any Term Certificate, directly or indirectly, for or on behalf of an ERISA Entity;

          (iv) it understands that the Term Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (B) to purchasers of Term Certificates being delivered in the form of Definitive Certificates, pursuant to a transaction otherwise exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in clause (vi) below; and

          (v) it understands that each Term Certificate will bear a legend substantially to the following effect:

          THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $2,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN

          ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON (A) WHO IS AN "INSTITUTIONAL ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501 (a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1993-2 SUPPLEMENT OR (B) WHO IS TAKING DELIVERY OF SUCH TERM CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

          THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
          (1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY")

          THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

         (b) The Transfer Agent and Registrar shall not permit the transfer of any Term Certificates unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Purchaser Letter in the form attached to this supplement as Exhibit D or (ii) to a person other than a Qualified Institutional Buyer or an Institutional Accredited Investor, upon delivery of an opinion of counsel selected by the Company, satisfactory to the Trustee and the Company, to the effect that the transferee is taking delivery of the Term Certificates in a transaction that is otherwise exempt from the registration requirements of the Securities Act.

         SECTION 2.06. Application of Proceeds. On the Effective Date, the Term Certificateholders shall deliver to the Trustee the existing Class A Certificates, Series 1993-2 issued on the Issuance Date in exchange for Class A Certificates, Series 1993-2 issued on the Effective Date.

         SECTION 2.07. Sale of Additional Term Certificates.

         (a) The Company may, upon written notice to the Trustee, the Master Servicer and the Term Certificateholders and upon satisfaction of each of the conditions set forth in subsection (b) of this Section 2.06, direct the Trustee in writing to issue on the following Payment Date (each such date a "Subsequent Issuance Date") additional Class A Certificates, identical in all respects to the existing Class A Certificates, in an aggregate principal amount specified by the Company (pro rata based on the initial invested amount of each Class) (except that the Certificate Rate applicable to such additional Class A Certificates may differ from the Certificate Rate applicable to existing Class A Certificates; provided that the Series 1993-2 Target Receivables Amount does not exceed the Series 1993-2 Allocated Receivables Amount, after giving effect to any increase in the Invested Amount on such Subsequent Issuance Date.

         The Company may arrange for the sale of such additional Class A Certificates, pursuant to a private placement or any other sale arrangement; provided that the Company agrees that it shall first offer to the existing Term Certificateholders the opportunity to purchase such additional Class A Certificates on substantially the same terms and conditions that such additional Class A Certificates are to be offered to other purchasers. If existing Class A Certificateholders elect not to purchase all such additional Class A Certificates within 10 Business Days following their receipt of a written offer therefor (which written offer is accompanied by information sufficient to enable a prudent investor to make such purchase) the Company may proceed with its arrangements to sell all such additional Class A Certificates to any other eligible purchasers. In the event that the existing Class A Certificateholders subscribe to purchase more additional Class A Certificates than are being offered by the Company at such time, then each such existing Class A Certificateholder shall be entitled to purchase a pro rata portion of such additional Class A Certificates based on the aggregate principal amount of Class A Certificates then held by such holder. On each Subsequent Issuance Date, if any, the Series 1993-2 Invested Amount (and each other amount set forth herein, the calculation of which is based on such amount) shall be recalculated by the Company to include the additional initial invested amounts with respect to the Class A Certificates issued on such date.

         (b) On the Subsequent Issuance Date, the Trustee shall only authenticate and deliver any additional Class A Certificates, upon satisfaction of the following on or prior to such Subsequent Issuance Date:

          (i) the Rating Agencies shall have been notified by the Company of the proposed issuance of additional Class A Certificates at least 10 days prior to the proposed Subsequent Issuance Date, each Rating Agency shall have issued a rating (as confirmed in a letter delivered to the Trustee) on the additional Class A Certificates that is equivalent to the rating issued by such Rating Agency on the Issuance Date and the Rating Agency Condition shall have been satisfied on or prior to such Subsequent Issuance Date;

          (ii) the Trustee shall have received an Officer's Certificate certifying that no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing with respect to Series 1993-2 or would occur as a result of such issuance upon which the Trustee may conclusively rely;

          (iii) a Tax Opinion (including the opinion set forth in clause (a)(ii) of the definition thereof) addressed to the Trust and the Trustee shall have been delivered to the Trustee (the costs and expenses associated with such opinion shall constitute Program Costs); and

          (iv) an Opinion of Counsel addressed to the Trust and the Trustee shall have been delivered to the Trustee stating that all of the conditions to the issuance of such additional Class A Certificates shall have been satisfied (the costs and expenses associated with such opinion shall constitute Program Costs).

         (c) On each Subsequent Issuance Date, the Company in a written order shall direct the Trustee to authenticate and deliver additional Class A Certificates in accordance with Section 2.03.

                                   ARTICLE III
                          Article III of the Agreement

         Section 3.01 of the Agreement and each other section of Article III of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Term Certificates and the Series 1993-2 Subordinated Interest:

         SECTION 3.01. Establishment of Trust Accounts.

         (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Class A Certificateholders and, (ii) in the case of clauses (A) and (B) below, for the benefit, subject to the prior and senior interests of the Term Certificateholders, of the holder of the Series 1993-2 Subordinated Interest,
(A) a subaccount of the Collection Account (the "Series 1993-2 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1993-2; (B) two subaccounts of the Series 1993-2 Collection
Subaccount: (1) the Series 1993-2 Principal Collection Sub-subaccount and (2) the Series 1993-2 Non-Principal Collection Sub-subaccount (respectively, the "Series 1993-2 Principal Collection Sub-subaccount" and the "Series 1993-2 Non-Principal Collection Sub-subaccount"); and (C) a subaccount of the Series 1993-2 Non-Principal Collection Sub-subaccount (the "Series 1993-2 Accrued Interest Sub-subaccount"; all accounts established pursuant to this subsection 3.01(a) and listed on Schedule 1, collectively, the "Trust Accounts"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person to the extent) set forth in clauses (i) and (ii) above. In any case where the Company has not provided applicable written direction as to Eligible Investments to the Trustee, the Trustee shall invest in demand deposits or money market funds that constitute Eligible Investments.

         (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) of subsection (a) above. Funds on deposit in a Trust Account that is a Sub-subaccount of the Collection Account shall, at the direction of the Company, be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3.02(c), amounts on deposit and available for investment in the Series 1993-2 Principal Collection Sub-subaccount shall be invested by the Trustee, at the written direction of the Company, in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1993-2 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1993-2 Amortization Period, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 1993-2 Non-Principal Collection Sub-subaccount and the Series 1993-2 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Payment Date. As of the Business Day immediately preceding the Settlement Report Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1993-2 Accrued Interest Sub-subaccount shall be deposited in the Series 1993-2 Non-Principal Collection Sub-subaccount and all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1993-2 Principal Collection Sub-subaccount shall be deposited in the Series 1993-2 Non-Principal Collection Sub-subaccount.

         SECTION 3.02. Daily Allocations.

         (a) The portion of Aggregate Daily Collections allocated to the Term Certificates and the Series 1993-2 Subordinated Interest pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based solely on the information provided it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely).

          (i) On each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during the Series 1993-2 Revolving Period, such greater amount as the Company may request in writing) shall be transferred by the Trustee from the Series 1993-2 Collection Subaccount to the Series 1993-2 Non-Principal Collection Sub-subaccount; and

          (ii) on each Business Day (including Payment Dates), following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 1993-2 Collection Subaccount shall be transferred by the Trustee to the Series 1993-2 Principal Collection Sub-subaccount.

          (iii) On each Business Day during the Series 1993-2 Revolving Period (including Payment Dates), after giving effect to all allocations of Aggregate Daily Collections referred to in subparagraphs (b)(i) and (b)(ii) on such Business Day, amounts on deposit in the Series 1993-2 Principal Collection Sub-subaccount shall be distributed or transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, (A) first, to pay Excess Program Costs and (B) second,
     (I) to the Company as the holder of the Series 1993-2 Subordinated Interest in accordance with the directions contained in the Daily Report, (II) at the election of the Company as the holder of the Series 1993-2 Subordinated Interest, by written notice to the Master Servicer and the Trustee, to such accounts or to such Persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing) or
     (III) at the election of the Company as the holder of the Series 1993-2 Subordinated Interest, by written notice to the Master Servicer and the Trustee, to one or more VFC Principal Collection Sub-subaccounts or any other Outstanding Series; provided that such distributions or transfers, as the case may be, shall be made only if no Early Amortization Event or Potential Early Amortization Event relating to an Early Amortization Event set forth in subsections (a), (d) (but only with respect to a Servicer Default set forth in subsection 6.01(e) of the Servicing Agreement relating to the Master Servicer or to one or more Servicers that are responsible for Servicing Receivables representing 15% or more of the Aggregate Receivables Amount) or (e), (j) or (k) of Section 5.01 of this Supplement has occurred and is continuing and only to the extent that, if, after giving effect to such distributions or transfers, the Series 1993-2 Target Receivables Amount would not exceed the Series 1993-2 Allocated Receivables Amount. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Master Servicer and second from Collections received in the Lockboxes.

          (iv) During the Series 1993-2 Amortization Period, amounts on deposit in the Series 1993-2 Principal Collection Sub-subaccount on each Payment Date shall be distributed on such Payment Date in accordance with subsection 3.05(c). No amounts on deposit in the Series 1993-2 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company during the Series 1993-2 Amortization Period.

         (b) On each Business Day an amount equal to the Series 1993-2 Daily Interest Expense for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), from the Series 1993-2 Non-Principal Collection Sub-subaccount to the Series 1993-2 Accrued Interest Sub-subaccount.

         (c) The allocations to be made pursuant to this Section 3.02 are subject to the provisions of Sections 2.05, 7.02, 9.01 and 9.03 of the Agreement.

         SECTION 3.03. Determination of Interest.

         (a) The amount of interest distributable with respect to the Term Certificates on each Payment Date for the Accrual Period then ending shall be determined as follows:

          (i) for the Class A Certificates, an amount (the "Class A Monthly Interest") equal to (x) the product of (A) the Class A Certificate Rate;
     (B) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and
     (C) the actual number of days in such Accrual Period divided by 360; provided that if any additional Class A Certificates have been issued on any Subsequent Issuance Date, the Class A Monthly Interest shall equal the sum of the monthly interest amount for each outstanding tranche of Class A Certificates (based on the outstanding Invested Amount and the applicable Class A Certificate Rate in respect of such tranche) plus (y) the Late Charge, if any, payable pursuant to Section 8.11;

          (ii) the Master Servicer shall notify the Trustee in writing (upon which the Trustee may conclusively rely) on each Settlement Report Date of the amount calculated pursuant to clause (i) above.

         (b) On each Payment Date, the Master Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (A) the Class A Monthly Interest for the Accrual Period ending on such Payment Date over (B) the amount that is available to be distributed to the Class A Certificateholders on such Payment Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product, for the next Accrual Period (or portion thereof) until such Class A Interest Shortfall is repaid, of (A) a rate per annum equal to the Class A Certificate Rate; (B) such Class A Interest Shortfall (or the portion thereof that has not been paid to the Class A Certificateholders); and (C) the actual number of days in the next Accrual Period divided by 360, shall be payable as provided herein with respect to the Class A Certificates on each Payment Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid in full to the Class A Certificateholders.

         SECTION 3.04. Determination of Series 1993-2 Principal.

         (a) Payments of Series 1993-2 Monthly Principal. The amount (the "Series 1993-2 Monthly Principal Payment") distributable from the Series 1993-2 Principal Collection Sub-subaccount on each Payment Date during the Series 1993-2 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided that the Series 1993-2 Monthly Principal Payment on any Payment Date shall not exceed the Series 1993-2 Invested Amount on such Payment Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.

         (b) Reductions to Series 1993-2 Principal. If, on any Special Allocation Settlement Report Date, the Series 1993-2 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall in accordance with the written directions of the Master Servicer (upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

          (i) the Series 1993-2 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 1993-2 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

          (ii) then, to the extent that the Series 1993-2 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Class A Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 1993-2 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

         (c) Increases to Series 1993-2 Principal. If, on any Special Allocation Settlement Report Date, the Series 1993-2 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall in accordance with the written directions of the Master Servicer (upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

          (i) the Class A Invested Amount shall be increased (but only to the extent of any previous reductions of the Class A Invested Amount pursuant to subsection 3.04(b)(ii)) by the amount of the Series 1993-2 Allocable Recoveries Amount (which shall also be reduced by the amount so applied); and

          (ii) then, to the extent that the Series 1993-2 Allocable Recoveries Amount is greater than zero following the application in clause (i) above, the Series 1993-2 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 1993-2 Required Subordinated Amount pursuant to subsection 3.04(b)(i)) by such remaining Series 1993-2 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

         SECTION 3.05. Applications.

         (a) The Trustee shall distribute, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), on each Payment Date, from amounts on deposit in the Series 1993-2 Accrued Interest Sub-subaccount to the extent funds are available (but if funds therein are insufficient to make all such applications, then also from any funds on deposit in the Series 1993-2 Principal Collection Sub-subaccount): an amount equal to the Class A Monthly Interest payable on such Payment Date, plus any Class A Interest Shortfall on a prior Payment Date, plus the amount of any Class A Additional Interest for such Payment Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Payment Date, to the Class A

Certificateholders; provided, however, that during the Series 1993-2 Amortization Period, no Class A Additional Interest will be paid until repayment in full of the Series 1993-2 Invested Amount and all Class A Monthly Interest has been paid.

         (b) On each Payment Date, the Trustee shall apply, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), funds on deposit in the Series 1993-2 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

          (i) an amount equal to the Series 1993-2 Monthly Servicing Fee for the Accrual Period ending on such Payment Date shall be withdrawn from the Series 1993-2 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Master Servicer (less any amount payable to the Trustee pursuant to Section 8.05 of the Agreement which shall be paid to the Trustee); and

          (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 1993-2 Non-Principal Collection Sub-subaccount by the Trustee and paid (a) first to the Persons owed any such amounts that are Company Unsubordinated Obligations (first, to the Purchasers ratably in accordance with the amounts owed, and second, to any other Persons to whom such Program Costs are owed, ratably in accordance with the amounts owed) and (b) second to the Persons owed any such amounts that are Company Subordinated Obligations (first, to the Purchasers ratably in accordance with the amounts owed, and second, to any other Persons to whom such Program Costs are owed, ratably in accordance with the amounts owed).

Any remaining amount on deposit in the Series 1993-2 Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 1993-2 Subordinated Interest; provided, however, that during the Series 1993-2 Amortization Period, such remaining amounts shall be deposited in the Series 1993-2 Principal Collection Sub-subaccount for distribution in accordance with subsection 3.05(c).

         (c) During the Series 1993-2 Amortization Period, the Trustee shall apply, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), on each Payment Date, amounts on deposit in the Series 1993-2 Principal Collection Sub-subaccount in the following order of priority:

          (i) to the extent required, to application under Section 3.05(a);

          (ii) if any amounts are owed to the Trustee or any other Person, on account of the Series 1993-2 Monthly Servicing Fees incurred in respect of the performance of its responsibilities as Successor Master Servicer or amounts are owing to the Trustee pursuant to Section 8.05 of the Agreement out of the Series 1993-2 Monthly Servicing Fees and the Master Servicer has failed to pay such amounts an amount equal to the product of (a) the aggregate amounts so owed to such Trustee or other Person and (b) the Series 1993-2 Invested Percentage as of the end of the immediately preceding Settlement

     Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Settlement Period shall be transferred from the Series 1993-2 Principal Collection Sub-subaccount to the Trustee or such other Person; provided that no amount payable under this Section 3.05(c)(ii) shall exceed the Series 1993-2 Monthly Servicing Fee (after giving effect to the amount paid under Section 3.05(b)).

          (iii) following the repayment in full of all amounts set forth in clauses (i) and (ii) above, an amount equal to the Series 1993-2 Monthly Principal Payment for such Payment Date shall be distributed from the Series 1993-2 Principal Collection Sub-subaccount pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount;

          (iv) following the repayment in full of all amounts set forth in clauses (i) through (iii) above, the remaining amount on deposit in the Series 1993-2 Principal Collection Sub-subaccount on such Payment Date, if any, shall be distributed first, to the Class A Certificateholders in an amount not to exceed the unpaid Make-Whole Amount, if any, and second, to the Class A Certificateholders of Series 1994-2 and Series 1994-3 in an amount not to exceed the unpaid Make-Whole Amount (the "Other Series Make-Whole Amount") owed to such Class A Certificateholders under the Series 1994-2 Supplement and the Series 1994-3 Supplement, if any;

          (v) if, following the repayment in full of all amounts set forth in clauses (i) through (iv) above, any amounts are owed to the Trustee or, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder (other than amounts paid pursuant to clause (ii) above), such amounts shall be transferred from the Series 1993-2 Principal Collection Sub-subaccount and paid to the Trustee; and

          (vi) following the repayment in full of all amounts set forth in clauses (i) through (v) above, the remaining amount on deposit in the Series 1993-2 Principal Collection Sub-subaccount on such Payment Date, if any, shall be distributed to the holder of the Series 1993-2 Subordinated Interest.

         SECTION 3.06. Make-Whole Amount.

         (a) Subject to the Agreement and Section 9.13 of the Receivables Sales Agreement, a Seller may be terminated as an originator of Receivables (whether by reason of sale or other disposition of such Seller or otherwise), provided, that in the event that within twelve months following any such removal of a Seller as an originator of Receivables an Early Amortization Event arising under Sections 5.01(a) or (e) (any such Early Amortization Event, an "Applicable Early Amortization Event") shall occur and, as a result thereof, the Series 1993-2 Amortization Period with respect to the Class A Certificates shall occur, then in addition to all other amounts required to be paid to the Class A Certificateholders under the Agreement, the Class A Certificateholders shall be entitled to receive an additional Make-Whole Amount (as hereinafter defined). The Make-Whole Amount shall be payable pursuant to Section 3.05(c) of the

Agreement as set forth in this Supplement. The Trustee agrees that if any of the events described in the provisions of Section 5.01 which are not included as a basis for an Applicable Early Amortization Event as set forth above in the definition of such term shall occur within twelve months following the voluntary removal of a Seller as an originator of Receivables, then unless the occurrence of such event shall automatically result in an Early Amortization Event in accordance with Section 5.01, the Trustee will not give notice or otherwise declare an Early Amortization Event with respect to this Series without obtaining the consent of the Holders of not less than 65% of the Class A Invested Amount.

         (b) The "Make-Whole Amount" shall mean, with respect to any Class A Certificate, an amount equal to the excess, if any, of the Discounted Value of such Class A Certificate over the sum of (i) the Class A Invested Amount of such Class A Certificate on the day preceding the Call Date plus (ii) interest accrued thereon as of (including interest due on) the Call Date. The Make-Whole Amount shall be calculated on the Make-Whole Calculation Date and shall in no event be less than zero. From and after the Make-Whole Calculation Date, if either the Make-Whole Amount or Other Series Make-Whole Amount is greater than zero no amounts held in the Trust Accounts shall be distributed to the Series 1993-2 Subordinated Interest until the Make-Whole Amount and the Other Series Make Whole Amount have been fully paid to the Class A Certificateholders and the Class A Certificateholders of Series 1994-2 and Series 1994-3, as applicable.

                                   ARTICLE IV
                            Distributions and Reports

Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Term Certificates issued pursuant to this
Supplement:

         SECTION 4.01. Distributions.

         (a) The final distribution of principal in respect of the Term Certificates or portions thereof will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice, upon which the Trustee may conclusively rely) by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the Term Certificates or on account of interest or fees on the Term Certificates on each Payment Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the Term Certificates are registered at the close of business on the related Record Date. Such payment will be made by a check mailed to the Term Certificateholders at such Term Certificateholders, registered addresses or, upon application by any Term Certificateholder of at least $5,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Payment Date, by transfer to an account maintained by the Term Certificateholder with a bank in New York City.

         (b) All allocations and distributions hereunder shall be in accordance with the Daily Reports and the Monthly Settlement Statements and subject to
Section 3.01(h) of the Agreement.

         SECTION 4.02. Statements and Notices.

         (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with the first Settlement Report Date occurring in April, 2000), the Master Servicer shall deliver to the Trustee and each Rating Agency a Monthly Settlement Statement in the Form of Exhibit C setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio, the Minimum Ratio, in each case, where applicable, with respect to the Class A Certificates and the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio, each as recalculated for the next succeeding Settlement Period.

         (b) Annual Certificateholders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2000, the Company shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Term Certificateholder, a statement prepared by the Company containing the aggregate amount distributed to such Person for such preceding calendar year or the applicable portion thereof during which such Person was a Term Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Company deems necessary to enable the Term Certificateholders to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Code as from time to time in effect. The Trustee shall be under no obligation to prepare tax returns for the Trust.

         (c) Early Amortization Event Notices. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1993-2, the Trustee shall give notice of such occurrence to each Rating Agency (which notice shall in any event be given, by telephone or otherwise, not later than the second Business Day after such receipt).

         (d) The Trustee agrees that it will furnish to each Holder of a Class A Certificate all notices, reports and certificates that are either prepared or received by the Trustee pursuant to the Agreement, without any need for request for any such materials by any such Holder, on the same date as any such materials are otherwise distributed, in the case of materials prepared by the Trustee, or within one Business Day of receipt by the Trustee, in the case of materials prepared by others, including without limitation, the Monthly Settlement Statement, the Officer's Certificate contemplated by Section 4.03 of the Servicing Agreement and the reports contemplated by Section 4.04 of the Servicing Agreement, provided, however, that this sentence shall not apply to the Daily Report delivered by the Master Servicer to the Trustee. Materials furnished by the Trustee pursuant to this paragraph (d) will be sent by first class mail, postage prepaid, to each such Holder at the address shown for it in the Certificate Register maintained by the Trustee.

         (e) In order to enable the Trustee to furnish materials to each Holder of a Class A Certificate in accordance with paragraph (d) above, the Master Servicer agrees that it will furnish to the Trustee all notices, reports and certificates that are either prepared or received by the Master Servicer under the Agreement and are not otherwise required to be delivered to the Trustee.

         (f) If, on any day on which the Daily Report is delivered to the Trustee the Master Servicer is unable to make the certification called for therein without exception thereto, then the Master Servicer shall also provide a copy of such Daily Report to each Class A Certificateholder by means of either
(i) Federal Express or similar overnight courier service, (ii) certified mail, return receipt requested, or (iii) facsimile transmission (subject to confirmation of receipt by an authorized officer of such Class A Certificateholder), in any case dispatched by the Master Servicer on the same day as such Daily Report is delivered to the Trustee to the address of such Holder shown for it in the Certificate Register maintained by the Trustee. The Company also shall furnish to each Class A Certificateholder the statement contemplated by Section 2.07(h) of the Agreement within the time permitted under such Section by one of the means described in the preceding sentence. In the event that the Master Servicer does not provide the Daily Report to the Class A Certificateholders on a timely basis if required to do so by this Section 4.02(f), then for each day that elapses from the date on which such Daily Report was required to be provided to Class A Certificateholders until and including the date on which such Daily Report is in fact provided, the grace or cure period provided to the Company under Section 5.01(b) (to the extent that a grace or cure period is applicable to the matters disclosed in such Daily Report) before a Potential Early Amortization Event becomes an Early Amortization Event or the grace or cure period provided to the Servicer under clauses (a) and (c) and Section 6.01 of the Servicing Agreement (to the extent that a grace or cure period is applicable to the matters disclosed in such Daily Report) before a prospective Servicer Default becomes a Servicer Default shall, as applicable, be reduced by each day of such delay.

         (g) The Master Servicer agrees that as soon as available and, in any case, within 100 days after the end of each fiscal year, it will provide to each Holder of a Class A Certificate the audited consolidated financial statements of the Master Servicer and its consolidated subsidiaries, consisting of the audited consolidated balance sheet of the Master Servicer and its consolidated subsidiaries as of the end of such fiscal year and the audited consolidated statements of income, changes in stockholders' equity and cash flows of the Master Servicer and its consolidated subsidiaries for such fiscal year, certified by the independent public accountants of the Master Servicer and its consolidated subsidiaries.

         (h) The Master Servicer agrees that as soon as available and, in any case, within 50 days after the end of each fiscal month in each fiscal quarter in each fiscal year (or, if the Master Servicer elects to provide quarterly information as hereinafter described, within 50 days after the end of each fiscal quarter), it will provide to each Holder of a Class A Certificate the consolidated financial statements of the Master Servicer consisting of the unaudited consolidated balance sheet of the Master Servicer and its consolidated subsidiaries as of the end of such fiscal month (or, at the option of the Master Servicer and upon written notice to the Class A Certificateholders, as of the end of each fiscal quarter) and the unaudited consolidated statements of income, changes in stockholders' equity and cash flows of the Master Servicer and its consolidated subsidiaries for such fiscal month (or, at the option of the Master Servicer and upon written notice to the Class A Certificateholders, as of the end of each such quarter) and for the fiscal year to date, setting forth in each case in comparative form, the figures for the corresponding periods of the preceding fiscal year, all in reasonable detail and certified by the Chief Financial Officer or the Treasurer of the Master Servicer as being a complete and correct copy of the Master Servicer's financial statements which have been prepared in accordance with generally accepted accounting principals consistently applied (except as otherwise disclosed therein and without the information normally provided in the accompanying footnotes), and which present fairly the financial position of the Master Servicer and its consolidated subsidiaries and the results of operation and cash flows thereof subject, in each case, to changes resulting from year-end audit adjustments; provided, however, that at such time and so long as the Master Servicer shall be required to file reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the delivery of its Quarterly Report on Form 10-Q shall satisfy the requirements of this Section 4.02 with respect to consolidated financial statements.

         SECTION 4.03. Notices. Unless otherwise provided, notices required to be given to the Holders hereunder shall be given by first class mail to the address of such Holders as they appear in the Certificate Register or the Subordinated Interest Register, as applicable. The Company and the Master Servicer shall deliver copies of all notices, reports, statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to each Rating Agency.

         SECTION 4.04. Audit and Inspection Rights.

         (a) The Company agrees that the audit rights of the Trustee provided for in Section 2.07(d) of the Agreement may be exercised by the Class A Certificateholders, and the Master Servicer or Servicer agrees that the inspection rights of the Trustee provided for in Section 4.09 of the Servicing Agreement may be exercised by the Class A Certificateholders, subject in each case, however, to each of the following conditions:

          (i) for purposes of this Section 4.04, references to the Class A Certificateholders shall mean, collectively, the Holders of Class A Certificates of Series 1993-2 together with the Holders of Class A Certificates of Series 1994-2 and the Holders of Class A Certificates of Series 1994-3, and a Holder of Class A Certificates of more than one of the foregoing Series will be treated as only one Class A Certificateholder;

          (ii) such rights may not be exercised more than one time in any consecutive 12 month period by (A) each Class A Certificateholder that is an Initial Purchaser or (B) Class A Certificateholders, in the aggregate, that are not Initial Purchasers in accordance with clause (iv) below, provided, that the foregoing limitation shall not apply if and for so long as a prospective Servicer Default (i.e., a condition that with the giving of notice and/or the passage of time would constitute a Servicer Default), Servicer Default, Potential Early Amortization Event or Early Amortization Event shall have occurred and shall be continuing under the Agreement;

          (iii) for purposes of clause (ii) above, multiple Class A Certificateholders under common management shall be treated collectively as only one Class A Certificateholder;

          (iv) for purposes of clause (ii) above, all transferees of (A) any of the "Initial Purchasers" named in the Series 1993-2 Supplement, (B) any of The Prudential Insurance Company of America, Pacific Mutual Life Insurance, or The Great West Life & Annuity Insurance Company, or (C) any Class A Certificateholder managed by any thereof and treated collectively therewith in accordance with clause (iii) above (collectively, the "Initial Purchasers"), and successive transferees thereafter, shall be treated collectively as one Class A Certificateholder and, in order to exercise the rights provided for in paragraph (a), must act collectively through an agent or representative appointed to act for all by a vote of not less than 65% of the Invested Amount of all Class A Certificateholders excluding the Initial Purchasers and must hold, in aggregate, not less than 25% of the aggregate Invested Amount of the Class A Certificates of Series 1993-2, Series 1994-2 and Series 1994-3; and

          (v) such rights may not be exercised (and the Company or the Servicer, as applicable, may deny access to the relevant information) by any Holder reasonably believed by the Company, the Master Servicer or the Servicer in good faith to be a competitor of the Master Servicer or Servicer or any Subsidiary, or by any Holder which the Company, the Master Servicer or the Servicer reasonably believes in good faith might violate or otherwise undermine the confidentiality of the materials to be reviewed, provided, that the Company, the Master Servicer and the Servicer each hereby acknowledge that none of the Initial Purchasers will be subject to objection by the Company, the Master Servicer or the Servicer for reasons of competition or confidentiality.

                                    ARTICLE V
                      Additional Early Amortization Events

         SECTION 5.01. Additional Early Amortization Events. If any one of the events specified in Section 7.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event"), shall occur:

         (a) failure on the part of the Company or the Master Servicer to direct any payment or deposit to be made, or failure of any payment or deposit required by the terms of the Agreement or any Supplement to be made, in respect of interest owing on any Term Certificates within five days of the date such payment or deposit is required to be made;

         (b) failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in Sections
2.07 and 2.08 of the Agreement) that continues unremedied 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by holders of the Term Certificates evidencing 10% or more of the Series 1993-2 Invested Amount;

         (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by holders of the Term Certificates evidencing 10% or more of the Series 1993-2 Invested Amount and as a result of such incorrectness, the interests, rights or remedies of the Term Certificateholders have been materially and adversely affected; provided, however, that an Early Amortization Event with respect to Series 1993-2 shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase or make a Dilution Adjustment in respect of the related Receivables and the Company has repurchased or made a Dilution Adjustment in respect of the related Receivable or all such Receivables, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement;

         (d) a Servicer Default other than any Servicer Default that is within subsection 5.01(a) above shall have occurred and be continuing; or

         (e) the Series 1993-2 Allocated Receivables Amount shall be less than the Series 1993-2 Target Receivables Amount for any period of five consecutive Business Days;

         (f) a Purchase Termination Event shall have occurred and be continuing;

         (g) a Change in Control shall have occurred;

         (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, the Seller, the Servicer or any Affiliate thereof shall so assert in writing;

         (i) the Lien created in favor of the Trust on all the Trust Assets shall cease to be a perfected, first priority enforceable Lien thereon, or the Company or Ingram Micro Inc. shall so assert in writing (and such Receivables are not repurchased pursuant to the Agreement);

         (j) a Federal tax notice of Lien shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien;

         (k) 15 days shall have elapsed after a Responsible Officer of the Company receives notice as to, or becomes aware of, a notice of Lien having been filed by the Pension Benefit Guaranty Corporation against the Company or the Trust under Section 412 (n) of the Code or

Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412 (n) of the Code or Section 302 (f) of ERISA applies unless there shall have been delivered to the Trustee and the Rating Agencies proof of the release of such Lien;

         (l) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Trustee) shall be rendered against the Company (A) in an aggregate amount greater than $100,000 or (B) that, individually or in the aggregate, have resulted or could reasonably be expected to result in a Company Material Adverse Effect or (ii) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Trustee) shall be rendered against the Servicer, the Seller or any combination thereof in an aggregate amount greater than (i) 7.25% of the Consolidated Tangible Net Worth of Ingram Micro Inc. at the end of the most recently ended Fiscal Quarter or
(ii) $80,000,000 whichever is less and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon the assets or properties of the Company, the Servicer or the Seller to enforce any such judgment and no stay of enforcement shall be in effect;

         (m) Payment of interest with respect to the Class A Certificates is not made on the Payment Date (without regard to any grace period) more than three times prior to the Scheduled Revolving Termination Date when the full amount of funds that would be required to make such payment are not on deposit in the Series 1993-2 Accrued Interest Sub-subaccount on such Payment Date; provided, however that failure to make payment on a Payment Date will not be a cause of an Early Amortization Event under this subsection (n) if such delay or failure is reasonably attributable to any action taken or not taken by the Trustee in respect of such payment, unless the Trustee's action or lack of action was the direct result of misdirection, or lack of required direction, by Ingram Micro Inc..

then, in the case of (x) any event described in Section 7.01 of the Agreement (other than the event described in Section 7.01(a)(vi) of the Agreement), automatically without any notice or action on the part of the Trustee or the holders of the Term Certificates, an early amortization period shall immediately commence or (y) an event described above (or the event described in Section 7.01(a)(vi) of the Agreement), after the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of 65% of the Series 1993-2 Invested Amount shall, by written notice then given to the Company and the Master Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1993-2 (any such period under clause (x) or (y) above an "Early Amortization Period"); provided, however, that in the case of the event described in clause (e) above, if an Early Amortization Period has not been declared within 10 Business Days from the occurrence of such event, then an Early Amortization Period shall occur automatically unless, (i) prior to the end of such 10 Business Day period, the Series 1993-2 Allocated Receivables Amount shall no longer be less than the Series 1993-2 Target Receivables Amount and
(ii) so long as the Series 1993-2 Allocated Receivables Amount continues to be equal to or greater than the Series 1993-2 Target Receivables Amount, Term Certificateholders evidencing 66-2/3% or more of the Series 1993-2 Invested Amount voting as a single class shall have waived the occurrence of such event.

                                   ARTICLE VI
                                  Servicing Fee

         SECTION 6.01. Servicing Compensation. A monthly servicing fee (the "Series 1993-2 Monthly Servicing Fee") shall be payable to the Master Servicer on each Payment Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) the Series 1993-2 Invested Percentage as of the end of the preceding Settlement Period. To the extent that funds on deposit in the Series 1993-2 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Series 1993-2 Monthly Servicing Fee due on such date as set forth in the Monthly Settlement Statement delivered by the Master Servicer to the Trustee, the Trustee shall so notify the Company and the Company shall immediately pay the Master Servicer the amount of any such deficiency; provided, however that any payments to be made by the Company pursuant to this Section shall, if the Master Servicer is Ingram Micro Inc. or an Affiliate thereto, (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to the Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company but only a claim against the Company to the extent of funds available after satisfying all Company Unsubordinated Obligations then due.

                                   ARTICLE VII
                    Covenants, Representations and Warranties

         SECTION 7.01. Representations and Warranties of the Company and the Master Servicer. The Company and the Master Servicer each hereby represents and warrants to the Trustee and each of the Term Certificateholders that each and every of their respective representations and warranties contained in the Agreement and the Servicing Agreement is true and correct as of the Issuance Date and any Subsequent Issuance Date.

         SECTION 7.02. Covenants of the Company and the Master Servicer. The Company and the Master Servicer each hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

         (a) they shall not terminate the Agreement unless in compliance with the terms of the Agreement and the supplements relating to each Outstanding Series;

         (b) they will (i) provide the Trustee with evidence, reasonably satisfactory to the Trustee, of (A) the establishment of a disaster recovery plan, (B) the establishment of computer back-up systems and (C) the operational readiness of an off-site disaster recovery facility;

         (c) for so long as any Term Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any holder of Term Certificates and any prospective purchaser of Term Certificates or an interest therein, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act;

         (d) it shall observe in all material respects each of its respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which it is a party.

         SECTION 7.03. Negative Covenant of the Company; Covenants of the Master Servicer.

         (a) The Company shall not make any Restricted Payment while Series 1993-2 is an Outstanding Series, except (i) from amounts distributed to the Company (x) in respect of the Exchangeable Company Interest, provided that on the date any such Restricted Payment is made, the Company is in compliance with its payment obligations under Section 2.05 of the Agreement or (y) pursuant to subsection 3.02(c); (ii) in compliance with all terms of the Transaction Documents, including the Company's covenant as to net worth set forth in subsection 2.07(m) of the Agreement and (iii) such Restricted Payment is made in accordance with all corporate and legal formalities applicable to the Company; provided that no Restricted Payment shall be made if an Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

         (b) The Master Servicer hereby agrees that it shall observe each and all of its respective covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects.

                                  ARTICLE VIII
                                  Miscellaneous

         SECTION 8.01. Ratification of Agreement. As modified and supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 8.02. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

         SECTION 8.03. Further Assurances. Each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the Term Certificates hereunder, including, without limitation, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction provided that, in the case of the Trustee, in furtherance and without limiting the generality of subsection 8.01(d) of the Agreement, the Trustee shall have received reasonable assurance of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

         SECTION 8.04. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 8.05. Amendments.

         (a) This Supplement may only be amended, supplemented or otherwise modified from time to time if (i) such amendment, supplement or modification is effected in accordance with the provisions of Section 10.01 of the Agreement and
(ii) the Rating Agency Condition is Satisfied; provided that any amendment, supplement or modification which is governed by Section 10.01(a) of the Agreement will be subject to the delivery of an Opinion of Counsel delivered to the Trustee, that such action shall not have a Material Adverse Effect, and further, any such amendment, supplement or modification will not be subject to the second proviso of the first sentence set forth in Section 10.01(a) of the Agreement; provided further that any amendment, supplement or modification which is governed by Section 10.01(b) of the Agreement and relates to an amendment, supplement or modification of Article III, Article IV, the definition of the Class A Ratio, Series 1993-2 Required Subordinated Amount and any defined terms used therein shall require the consent of Class A Certificateholders evidencing more than 65% of the Series 1993-2 Invested Amount, unless such amendment, supplement or modification increases the Class A Ratio or the Series 1993-2 Required Subordinated Amount, in which case no consent of the Class A Certificateholders shall be required so long as the Rating Agency Conditions has been satisfied. Prior to consenting to any amendment the Trustee shall be entitled to obtain and rely on an Opinion of Counsel from the Company stating that such amendment is authorized and permitted pursuant to the Agreement and this Supplement.

         (b) The Receivables Sale Agreement may only be amended, supplemented or modified, and any provision thereof may only be waived, with the consent of the Class A Certificateholders evidencing more than 65% of the Aggregate Invested Amount of all Series of Investor Certificates that (i) were outstanding prior to the Effective Date and (ii) are adversely affected in any material respect by such amendment, supplement, modification or waiver.

         SECTION 8.06. Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given in the manner set forth in the case of the Company, the Servicer and the Trustee, in Section 10.05 of the Agreement, and in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Rating Agencies or to such other address as may be hereafter notified by the respective parties hereto:

                  Fitch:   Fitch IBCA, Inc.
                           One State Street Plaza
                           New York, NY 10004

                           Telecopier  (212) 968-8839
                           Attention:  Asset-Backed Surveillance

                  S&P:     Standard & Poor's Ratings Services
                           55 Water Street
                           New York, New York 10041
                           Attention:  Asset-Backed Surveillance Group
                           Telecopier: (212) 438-2664

         Any notice required or permitted to be mailed to a Term
Certificateholder shall be given as provided in Section 4.03.

         SECTION 8.07. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

         SECTION 8.08. No Bankruptcy Petition. Each Term Certificateholder shall be deemed to have agreed by its acceptance of a Term Certificate (or a beneficial interest therein) that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1993-2 Amortization Period and (ii) the date that all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law.

         SECTION 8.09. Limitation on Addition and Termination of Sellers.

         (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement or the Agreement, the Company shall not consent to the addition of a Seller thereunder unless each of the following conditions shall have been satisfied:

          (i) Each of the conditions set forth in Section 3.05 of the Receivables Sale Agreement shall have been satisfied and the Trustee shall have received evidence in the form of an appropriate Officer's Certificate as to that fact.

          (ii) The Company and the Trustee shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller; provided that satisfaction of the Rating Agency Condition (and such receipt of evidence thereof) shall not be required with respect to the addition of up to three additional Sellers during any calendar year, each of which meets the following criteria: (x) such proposed additional Seller is, in the judgment of the Company as certified by the Company to the Trustee in an Officer's Certificate, in the same line of business as the existing Sellers as of the related Seller Addition Date (as defined in the Receivables Sale Agreement) and (y) as of the Seller Addition Date, immediately prior to giving effect to such addition, the ratio (as determined by the Company and expressed as a percentage) of (I) the aggregate Principal Amount of what would constitute all Eligible Receivables of the proposed Seller if it were a Seller at the end of the Business Day immediately preceding the Seller Addition Date minus the amount which would constitute the Overconcentration Amount applicable to such Receivables on the Seller Addition Date if the proposed

     Seller were a Seller to (II) the Aggregate Receivables Amount on the Seller Addition Date (before giving effect to such addition), is less than five percent; provided, however, that in no event may additional Sellers be added without satisfaction of the Rating Agency Condition and the consent of the holders of 65% of the Aggregate Invested Amount of all Series of Investor Certificates that were outstanding prior to the Effective Date if the aggregate Principal Amount of what would constitute all Eligible Receivables of all additional Sellers would exceed fifteen percent of the aggregate Principal Amount of Receivables on the date upon which the first additional Seller is added.

          (iii) The Company and the Trustee shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such Seller, the Aggregate Allocated Receivables Amount shall not be less than the Aggregate Target Receivables Amount on the related Seller Addition Date and setting forth a re-calculation of the Series 1993-2 Required Subordinated Amount (including Receivables originated by the additional Sellers).

          (iv) The Trustee shall have notified the Company and each Rating Agency that a Standby Liquidation System is in place for such proposed additional Seller.

         (b) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to any request made pursuant to Section 9.13(b) thereof, nor shall any Seller which is the subject of such request be terminated under the Receivables Sale Agreement, in each case unless (i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement) (other than with respect to the Seller to be so terminated) has occurred and is continuing (both before and after giving effect to such termination) and (ii) the Trustee shall have received prior written notice of such termination (which notice shall be accompanied by a pro forma Daily Report confirming that the Aggregate Allocated Receivables Amount shall not be less than the Aggregate Target Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated).

         (c) Upon the termination of a Seller pursuant to Section 9.13(b) of the Receivables Sale Agreement and the foregoing paragraph (c), the calculation (including, without limitation, for purposes of the pro forma calculations pursuant to paragraph (c) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 1993-2 Required Subordinated Amount and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.

         SECTION 8.10. Certificateholder List. Notwithstanding Section 5.07 of the Agreement, each Class A Certificateholder shall have access to (a) the list of Holders of Series 1993-2 Certificates without regard to the requirement set forth in such Section that otherwise would require application by three or more Holders or by Holders representing not less than 10% of the Invested Amount of the Investor Certificates of any Series and
(b) the list of Holders of any other Series if three or more Holders or Holders representing not less than 5% of the Invested Amount of the Investor Certificates of any Series apply in writing to the Trustee, in each case subject to the terms and conditions of Section 5.07.

         SECTION 8.11. Late Charge. In the event that payment of interest or principal with respect to the Class A Certificates is not made on the Payment Date (without regard to any grace period) when the funds required to make such payment are then on deposit in the Series 1993-2 Accrued Interest Sub-subaccount or the Series 1993-2 Principal Collection Sub-subaccount, as applicable, then unless such failure to pay is attributable to the circumstances described in subsection (m) of Section 5.01, the Company shall pay to each Class A Certificateholder a late charge (the "Late Charge") calculated on a per diem basis on the amount of such late payment for each day following the Payment Date until and including the date on which paid, at a rate equal to the greater of
(i) the Class A Certificate Rate plus 200 basis points per annum and (ii) Chase's Prime Rate then in effect, such Late Charge to be payable pursuant to
Section 3.03 of the Agreement as set forth in this Supplement.

         SECTION 8.12. Final Payment; Surrender of Certificates. Final payment on the Series 1993-2 Certificates shall be made to each Holder in the same manner in which prior payments are made to such Holder and without any need for such Holder to physically surrender its Class A Certificate(s) to the Trustee; provided, that at such time as final payment or provision for final payment, of the Series 1993-2 Certificates shall have been made, such Certificates shall be deemed canceled and of no effect and shall not represent any further claim on or interest in the Trust Assets notwithstanding any failure on the part of the Holder thereof to physically surrender its Class A Certificate(s).

         SECTION 8.13. Rights of the Trustee. The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the Holders of Investor Certificates evidencing more than 10% of the Series 1993-2 Invested Amount if the Class A Certificateholders under this Supplement could be materially and adversely affected if the Trustee does not perform such acts; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer (or, if Ingram Micro Inc. is no longer the Master Servicer, by Ingram Micro Inc.) or, if paid by the Trustee, shall be reimbursed by the Master Servicer (or if Ingram Micro Inc. is no longer the Master Servicer, by Ingram Micro Inc.) upon demand. The Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company.

         In any case in which security or indemnity is required to be provided by a Class A Certificateholder under any provision of the Pooling and Servicing Agreements to either the Trustee, the Transfer Agent and Registrar, the Company, the Master Servicer or any Servicer (an "Indemnified Party") as a condition to such Indemnified Party taking, or not taking, any action, the unsecured indemnity of any such Class A Certificateholder that is an Initial Purchaser or is an institutional purchaser with an unsecured debt rating or claims paying ability of at least "BBB" or its equivalent shall be deemed to satisfy such requirement for security or indemnity.

         SECTION 8.14. Waiver of Past Defaults. Without reference to Section
6.03 of the Servicing Agreement, Holders of Investor Certificates evidencing more than 65% of the Series 1993-2 Invested Amount adversely affected in any material respect may waive any continuing default by the Master Servicer, a Servicer or the Company in the performance of its respective obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of the Pooling and Servicing Agreements. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Either the Company, the Master Servicer or the Servicer shall provide notice to each Rating Agency of any such waiver.

         SECTION 8.15. Amendment of Policies. Neither the Master Servicer, any Servicer, nor any Seller shall without the consent of 65% of the Aggregate Invested Amount of all Series of Investor Certificates that were outstanding prior to the Effective Date, make any change in the Policies that could reasonably be expected to have a material adverse effect on the collectibility of the Receivables taken as a whole, or the ability of the Master Servicer to perform its obligations under the Transaction Documents. The Master Servicer shall provide written notice to each Rating Agency of any such change in the Policies.

                                   ARTICLE IX
                               Final Distributions

         SECTION 9.01. Certain Distributions.

         (a) Not later than 2:00 p.m., New York City time, on the Payment Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsection 7.02(b) of the Agreement are deposited into the Series 1993-2 Non-Principal Collection Sub-subaccount and the Series 1993-2 Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to
Article III of this Supplement.

         (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the Term Certificates.

         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Amended and Restated Series 1993-2 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                       INGRAM FUNDING INC.,


                                       By: /s/ P. Kurt Preising
                                          --------------------------------------
                                          Title: Attorney-in-Fact


                                       INGRAM MICRO INC., as Master Servicer,


                                       By: /s/ P. Kurt Preising
                                          --------------------------------------
                                          Title: Attorney-in-Fact


                                       THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely as
                                       Trustee,


                                       By: /s/ Melissa J. Adelson
                                          --------------------------------------
                                          Title: Vice President


                                 Signature Page
                                       to
                            Series 1993-2 Supplement

                                                                    EXHIBIT A TO
                                                        SERIES 1993-2 SUPPLEMENT


                           INGRAM FUNDING MASTER TRUST

         AMENDED AND RESTATED FORM OF CLASS A CERTIFICATE, SERIES 1993-2

REGISTERED

NO.               $_______ (of                               $__________ issued)

         THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $2,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON WHO (A) IS AN INSTITUTIONAL "ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1993-2 SUPPLEMENT OR (B) IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

         THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF
(1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e) (1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101(f) (2) (ANY OF THE FOREGOING, AN "ERISA ENTITY").THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

         Purchasers of this Term Certificate will be deemed to have made certain representations and warranties set forth in the Supplement (it being understood that the Initial

Purchaser named herein shall not be deemed to have made any representation or warranty pursuant to Section 2.05 of the Supplement).

            This Class A Certificate evidences a fractional undivided
                          interest in the assets of the

                           INGRAM FUNDING MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by Ingram Funding Inc., a Delaware corporation, which in turn transferred and assigned such receivables to the Ingram Micro Master Trust.

                  (Not an interest in or recourse obligation of
                     Ingram Micro Inc., Ingram Funding Inc.,
                     or any of their respective Affiliates)

                               This certifies that
                           [NAME OF CERTIFICATEHOLDER]

(the "Class A Certificateholder") is the registered owner of a fractional undivided interest in the assets of Ingram Funding Master Trust (the "Trust"), originally created pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1993 (as amended and restated on March 8, 2000 and as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among Ingram Funding Inc., a Delaware corporation (the "Company"), Ingram Micro Inc., a California corporation, as master servicer (the "Master Servicer") and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Amended and Restated Series 1993-2 Supplement, dated as of March 8, 2000 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively with the Pooling Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10011, Attention: Advanced Structured Products Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

         This Class A Certificate is issued under, is entitled to the benefits of, and is subject to, the terms, provisions and conditions of the Agreement, to which Agreement the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  The Master Servicer, the Company, each Class A Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, that the Class A Certificates be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance hereof, agrees to treat the Class A Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company.

         This Class A Certificate is one of a Class of Investor Certificates entitled "Ingram Micro Master Trust, Class A Certificates, Series 1993-2" (the "Class A Certificates" and also referred to as the "Term Certificates"). The Term Certificates represent fractional undivided interests in the Trust Assets, consisting of the right to receive distributions specified in the Supplement out of (i) the Series 1993-2 Invested Percentage (expressed as a decimal) of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1993-2 Collection Subaccount and any subaccounts thereof (the "Series 1993-2 Certificateholders' Interest"). Concurrent with the issuance of the Term Certificates, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1993-2 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1993-2 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Term Certificateholders (the "Series 1993-2 Subordinated Interest"). The Trust Assets are allocated in part to the Term Certificateholders and the holders of the Series 1993-2 Subordinated Interest with the remainder allocated to the Investor Certificateholders and the holders of the Subordinated Company Interest of other Series and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on March 8, 2000. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates and Subordinated Company Interest of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Pooling Agreement.

         Interest on the Class A Invested Amount will be distributed to the Class A Certificateholders on each Payment Date. The interest payable on each Payment Date shall be an amount equal to the product of (i) the Class A Certificate Rate, (ii) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date) and (iii) the actual number of days in such Accrual Period divided by 360. Interest due but not paid on any Payment Date (the "Class-A Interest Shortfall") will be due on the next Payment Date, together with interest on such amount equal to the product, for the Accrual Period succeeding such Accrual Period (or portion thereof) until such Class A Interest Shortfall is paid, of (i) a rate per annum equal to the Class A Certificate Rate, (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) and (iii) the actual number of days in such succeeding Accrual Period divided by 360.

         On each Payment Date during the Series 1993-2 Amortization Period, a Series 1993-2 Monthly Principal Payment shall be made from amounts deposited into the Series 1993-2 Principal Collection Subsubaccount during the preceding Accrual Period (after the payment of any Servicing Fees due to the Successor Servicer), pro rata to the Class A Certificateholders until repayment in full of the Class A Invested Amount on such date. The Class A Invested Amount may be otherwise reduced by distributions to the Class A Certificateholders as set forth in the Agreement.

         Distributions with respect to this Class A Certificate shall be paid by the Trustee or its agent in immediately available funds to the Class A Certificateholder at the registered address of the Class A Certificateholder as provided to the Trustee. Final payment of this Class A Certificate shall be made after due notice of such final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement. The Class A Invested Amount may be prepaid by the Company in accordance with the Agreement.

         This Class A Certificate does not represent an obligation of, or an interest in, the Company, the Servicer or any Affiliate of either of them.

         Subject to the provisions of the Agreement, the transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or the Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more Class A Certificates of authorized denominations and of like Investor Certificateholders' Interests will be issued to the designated transferee or transferees.

         The Trustee, the Company, the Paying Agent, the Transfer Agent and Registrar and any agent of either of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes.

         It is expressly understood and agreed by the Company and the Class A Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) except as set forth in the Agreement, the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

         This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

         The Class A Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1993-2 Amortization Period and (ii) the date that any Investor Certificates of any other Outstanding Series are paid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Amended and Restated Class A Certificate to be duly executed.

Dated:  ___________, 20__

                                     INGRAM FUNDING INC., as
                                     authorized pursuant to Section 5.01 of the Pooling Agreement

                                     By:________________________________________
                                        Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates described in the within-mentioned Agreement.

The Chase Manhattan Bank,
not in its individual
capacity but solely
as Trustee,

By:___________________________        OR         By:___________________________
Authorized Signatory                                Authenticating Agent

                                                 By:___________________________
                                                    Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE(S)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------

attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

The undersigned certifies that:

                                   (check one)

   [ ] The undersigned is transferring this Term Certificate to a Person it reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) who has been informed that the sale is being made in reliance upon Rule 144A.

   [  ]       The undersigned is transferring this Term Certificate in
              accordance with the other provisions of the legends set forth herein.

Dated:
      ----------------
                                        ----------------------------------------
                                        Note: The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of the
                                        within certificate in every particular,
                                        without alteration or any change
                                        whatsoever.

                                                                    EXHIBIT B TO
                                                        SERIES 1993-2 SUPPLEMENT


                              FORM OF DAILY REPORT

                                    Attached.

                           INGRAM FUNDING MASTER TRUST

---------------------------------------------------------------------------------------------------------------------
                                         Company Interest    Series 1993-2      Series 1994-2      Series 1994-3
                                        -----------------------------------------------------------------------------
                                        Investor Interest   Investor Interest  Investor Interest  Investor Interest
---------------------------------------------------------------------------------------------------------------------
POOL ACTIVITY

Beginning Receivables Balance
Plus: Gross Credit Sales
Plus: Inter-Co. Sales
Less: Inter-Co. Collections
Less: Collections
Less: Net Write-Offs
Less: Total Dilution Adjustments
Plus/Less: A/R Adjustments
Less: Repurchased Receivables

Ending Receivables Balance

Less: Defaulted Receivables
Less: Total Ineligible Receivables

Total Eligible Receivables

Less: Overconcentration Amount

Aggregate Receivables Amount

Invested Amount                                                  #N/A               #N/A               #N/A
Adjusted Invested Amount                                         #N/A               #N/A               #N/A
Required Subordinated Amount                                     #N/A               #N/A               #N/A
Target Receivables Amount                                        #N/A               #N/A               #N/A
Allocated Receivables Amount                   #N/A              #N/A               #N/A               #N/A
Collateral Compliance                                            #N/A               #N/A               #N/A

Ending Invested %                              #N/A              #N/A               #N/A               #N/A
---------------------------------------------------------------------------------------------------------------------
DAILY ALLOCATION OF COLLECTIONS
A) Amt. Trasfered to Collection Account
   (Aggregate Daily Collections)
B) Trasfer to Series '93,'94,'94,'00
   Collection Subaccounts (from A)                               #N/A               #N/A               #N/A
C) Trasfer to Company Collection
   Subaccount (from A)                         #N/A
D) Trasfer to Series Non-Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
E) Transfer to Series Accrued
   Interest Sub-subaccount (from D)                              #N/A               #N/A               #N/A
F) Transfer to Series Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
G) Amount to hold in Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
H) Trasfer to Company
   Collection Subaccount (from B)                                #N/A               #N/A               #N/A
I) Trasfer to Company Collection
   Subaccount (from F)                                -
Wire to Series 1993-2 (Interest due
3/15, 6/15, 9/15 and 12/15)                                             -
                                                                      ---
Wire to Series 1994-2 (Interest due
3/15, 6/15, 9/15 and 12/15)                                                                -
                                                                                         ---
Wire to Series 1994-3 (Interest due
3/15, 6/15, 9/15 and 12/15)                                                                                   -
                                                                                                            ---
Wire to Series 2000-1 (Interest due
5th - Program Costs Daily)

J) Total Trasfer to Company Collection
   Subaccount (Wire to Company)                #N/A              #N/A               #N/A               #N/A
                                              -----------------------------------------------------------------------
Total Held at Trust                                              #N/A               #N/A               #N/A
---------------------------------------------------------------------------------------------------------------------

                                            REPORT DATE        ACTIVITY DATE
                                             6-Mar-00
----------------------------------------------------------------------------
                                           Series 2000-1
                                        -------------------         Pool
                                          Investor Interest        Balance
----------------------------------------------------------------------------
POOL ACTIVITY

Beginning Receivables Balance                                       #N/A
Plus: Gross Credit Sales                                            #N/A
Plus: Inter-Co. Sales                                               #N/A
Less: Inter-Co. Collections                                         #N/A
Less: Collections                                                   #N/A
Less: Net Write-Offs                                                #N/A
Less: Total Dilution Adjustments                                    #N/A
Plus/Less: A/R Adjustments                                          #N/A
Less: Repurchased Receivables                                       #N/A
                                                                -----------
Ending Receivables Balance                                          #N/A
                                                                    #N/A
Less: Defaulted Receivables                                         #N/A
Less: Total Ineligible Receivables                                  #N/A
                                                                -----------
Total Eligible Receivables                                          #N/A

Less: Overconcentration Amount                                      #N/A
                                                                -----------
Aggregate Receivables Amount                                        #N/A
                                                                    #N/A
Invested Amount                                #N/A
Adjusted Invested Amount                       #N/A
Required Subordinated Amount                   #N/A
Target Receivables Amount                      #N/A
Allocated Receivables Amount                   #N/A                 #N/A
Collateral Compliance                          #N/A

Ending Invested %                              #N/A                 #N/A
----------------------------------------------------------------------------
DAILY ALLOCATION OF COLLECTIONS
A) Amt. Trasfered to Collection Account
   (Aggregate Daily Collections)                                    #N/A
B) Trasfer to Series '93,'94,'94,'00
   Collection Subaccounts (from A)             #N/A
C) Trasfer to Company Collection
   Subaccount (from A)
D) Trasfer to Series Non-Principal
   Collection Sub-subaccount (from B)          #N/A
E) Transfer to Series Accrued
   Interest Sub-subaccount (from D)            #N/A
F) Transfer to Series Principal
   Collection Sub-subaccount (from B)          #N/A
G) Amount to hold in Principal
   Collection Sub-subaccount (from B)          #N/A
H) Trasfer to Company
   Collection Subaccount (from B)              #N/A
I) Trasfer to Company Collection
   Subaccount (from F)
Wire to Series 1993-2 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 1994-2 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 1994-3 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 2000-1 (Interest due
5th - Program Costs Daily)                            -
                                                    ---
J) Total Trasfer to Company Collection
Subaccount (Wire to Company)                   #N/A                 #N/A
                                       -------------------------------------
Total Held at Trust                            #N/A                 #N/A
----------------------------------------------------------------------------
                                                                    #N/A

The undersigned, an Officer of Ingram Micro, as Master Servicer, certifies that the information set forth above is true and correct and it has performed in all material respects all of its obligations as Servicer under the Pooling and Servicing Agreements required to be performed as of the date hereof.

Signature:                 Name:                    Title:                 Date:
--------------------------------------------------------------------------------

                                                                    EXHIBIT C TO
                                                        SERIES 1993-2 SUPPLEMENT
                                                        ------------------------


                      FORM OF MONTHLY SETTLEMENT STATEMENT


                                   Attached.

                           INGRAM FUNDING MASTER TRUST



Beginning Date  1-Apr-00                   Apr-00
Ending Date     1-May-00


                                                  (Non-Inter-Co.)
                              Beginning Gross     Gross Credit     Inter-Co.    Inter-Co.    (Non-Inter-Co.)
                             Receivable Balance       Sales          Sales     Collections     Collections    Net Write-Offs
                            ==================================================================================================
Saturday         1-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday           2-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday           3-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday          4-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday        5-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday         6-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday           7-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday         8-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday           9-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          10-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         11-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       12-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        13-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          14-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        15-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          16-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          17-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         18-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       19-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        20-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          21-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        22-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          23-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          24-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         25-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       26-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        27-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          28-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        29-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          30-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday           1-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday          2-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday        3-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday         4-May-00          0.00                0.00          0.00         0.00             0.00             0.00
                                  =====
           Totals :                                    0.00          0.00         0.00             0.00             0.00



                                Dilutative Items
                              ----------------------
                              Defective      Non-
                               Product    Resellable
                            ========================
Saturday         1-Apr-00       0.00         0.00
Sunday           2-Apr-00       0.00         0.00
Monday           3-Apr-00       0.00         0.00
Tuesday          4-Apr-00       0.00         0.00
Wednesday        5-Apr-00       0.00         0.00
Thursday         6-Apr-00       0.00         0.00
Friday           7-Apr-00       0.00         0.00
Saturday         8-Apr-00       0.00         0.00
Sunday           9-Apr-00       0.00         0.00
Monday          10-Apr-00       0.00         0.00
Tuesday         11-Apr-00       0.00         0.00
Wednesday       12-Apr-00       0.00         0.00
Thursday        13-Apr-00       0.00         0.00
Friday          14-Apr-00       0.00         0.00
Saturday        15-Apr-00       0.00         0.00
Sunday          16-Apr-00       0.00         0.00
Monday          17-Apr-00       0.00         0.00
Tuesday         18-Apr-00       0.00         0.00
Wednesday       19-Apr-00       0.00         0.00
Thursday        20-Apr-00       0.00         0.00
Friday          21-Apr-00       0.00         0.00
Saturday        22-Apr-00       0.00         0.00
Sunday          23-Apr-00       0.00         0.00
Monday          24-Apr-00       0.00         0.00
Tuesday         25-Apr-00       0.00         0.00
Wednesday       26-Apr-00       0.00         0.00
Thursday        27-Apr-00       0.00         0.00
Friday          28-Apr-00       0.00         0.00
Saturday        29-Apr-00       0.00         0.00
Sunday          30-Apr-00       0.00         0.00
Monday           1-May-00       0.00         0.00
Tuesday          2-May-00       0.00         0.00
Wednesday        3-May-00       0.00         0.00
Thursday         4-May-00       0.00         0.00

           Totals :             0.00         0.00

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date  1-Apr-00
Ending Date     1-May-00

                          Dilutative Items
                          ------------------------------------------------------------------     Total
                                 Stock         A/P        Wrong      Daily Credits    Other    Dilutative       A/R
                               Balancing   Adjustments   Shipment    In Other A/R   Dilutive  Adjustments   Adjustments
                          ==============================================================================================
Saturday         1-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday           2-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday           3-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday          4-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday        5-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday         6-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday           7-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday         8-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday           9-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          10-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         11-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       12-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        13-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          14-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        15-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          16-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          17-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         18-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       19-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        20-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          21-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        22-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          23-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          24-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         25-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       26-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        27-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          28-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        29-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          30-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday           1-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday          2-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday        3-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday         4-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
                                                                                                 =====

           Totals :              0.00         0.00         0.00                      0.00         0.00         0.00



                                           Ending
                            Repurchased  Receivables
                            Receivables    Balance
                          ===========================
Saturday         1-Apr-00     0.00            0.00
Sunday           2-Apr-00     0.00            0.00
Monday           3-Apr-00     0.00            0.00
Tuesday          4-Apr-00     0.00            0.00
Wednesday        5-Apr-00     0.00            0.00
Thursday         6-Apr-00     0.00            0.00
Friday           7-Apr-00     0.00            0.00
Saturday         8-Apr-00     0.00            0.00
Sunday           9-Apr-00     0.00            0.00
Monday          10-Apr-00     0.00            0.00
Tuesday         11-Apr-00     0.00            0.00
Wednesday       12-Apr-00     0.00            0.00
Thursday        13-Apr-00     0.00            0.00
Friday          14-Apr-00     0.00            0.00
Saturday        15-Apr-00     0.00            0.00
Sunday          16-Apr-00     0.00            0.00
Monday          17-Apr-00     0.00            0.00
Tuesday         18-Apr-00     0.00            0.00
Wednesday       19-Apr-00     0.00            0.00
Thursday        20-Apr-00     0.00            0.00
Friday          21-Apr-00     0.00            0.00
Saturday        22-Apr-00     0.00            0.00
Sunday          23-Apr-00     0.00            0.00
Monday          24-Apr-00     0.00            0.00
Tuesday         25-Apr-00     0.00            0.00
Wednesday       26-Apr-00     0.00            0.00
Thursday        27-Apr-00     0.00            0.00
Friday          28-Apr-00     0.00            0.00
Saturday        29-Apr-00     0.00            0.00
Sunday          30-Apr-00     0.00            0.00
Monday           1-May-00     0.00            0.00
Tuesday          2-May-00     0.00            0.00
Wednesday        3-May-00     0.00            0.00
Thursday         4-May-00     0.00            0.00
                                             =====

           Totals :           0.00

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST


Beginning Date             1-Apr-00
Ending Date                1-May-00

                                    DEFAULTED RECEIVABLES                                        INELIGIBLE RECEIVABLES
                             ----------------------------------------------------------------------------------------------------
                              61-90 Days   91-120 Days  121+ Days      Credits Over 60  35% Cross Aged   Federal
                               Past Due     Past Due    Past Due          Past Due         >121 Days    Government Inter-Company
                             ----------------------------------------------------------------------------------------------------
Saturday         1-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Sunday           2-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Monday           3-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Tuesday          4-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Wednesday        5-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Thursday         6-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Friday           7-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Saturday         8-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Sunday           9-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Monday          10-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Tuesday         11-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Wednesday       12-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Thursday        13-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Friday          14-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Saturday        15-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Sunday          16-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Monday          17-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Tuesday         18-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Wednesday       19-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Thursday        20-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Friday          21-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Saturday        22-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Sunday          23-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Monday          24-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Tuesday         25-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Wednesday       26-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Thursday        27-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Friday          28-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Saturday        29-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Sunday          30-Apr-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Monday           1-May-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Tuesday          2-May-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Wednesday        3-May-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00
Thursday         4-May-00        0.00         0.00         0.00               0.00             0.00       0.00           0.00

  Totals :

                                     INELIGIBLE RECEIVABLES
                             -------------------------------------
                                              Foreign     Contra
                             Select Source  Receivables  Balances
                             -------------------------------------
Saturday         1-Apr-00        0.00         0.00      0.00
Sunday           2-Apr-00        0.00         0.00      0.00
Monday           3-Apr-00        0.00         0.00      0.00
Tuesday          4-Apr-00        0.00         0.00      0.00
Wednesday        5-Apr-00        0.00         0.00      0.00
Thursday         6-Apr-00        0.00         0.00      0.00
Friday           7-Apr-00        0.00         0.00      0.00
Saturday         8-Apr-00        0.00         0.00      0.00
Sunday           9-Apr-00        0.00         0.00      0.00
Monday          10-Apr-00        0.00         0.00      0.00
Tuesday         11-Apr-00        0.00         0.00      0.00
Wednesday       12-Apr-00        0.00         0.00      0.00
Thursday        13-Apr-00        0.00         0.00      0.00
Friday          14-Apr-00        0.00         0.00      0.00
Saturday        15-Apr-00        0.00         0.00      0.00
Sunday          16-Apr-00        0.00         0.00      0.00
Monday          17-Apr-00        0.00         0.00      0.00
Tuesday         18-Apr-00        0.00         0.00      0.00
Wednesday       19-Apr-00        0.00         0.00      0.00
Thursday        20-Apr-00        0.00         0.00      0.00
Friday          21-Apr-00        0.00         0.00      0.00
Saturday        22-Apr-00        0.00         0.00      0.00
Sunday          23-Apr-00        0.00         0.00      0.00
Monday          24-Apr-00        0.00         0.00      0.00
Tuesday         25-Apr-00        0.00         0.00      0.00
Wednesday       26-Apr-00        0.00         0.00      0.00
Thursday        27-Apr-00        0.00         0.00      0.00
Friday          28-Apr-00        0.00         0.00      0.00
Saturday        29-Apr-00        0.00         0.00      0.00
Sunday          30-Apr-00        0.00         0.00      0.00
Monday           1-May-00        0.00         0.00      0.00
Tuesday          2-May-00        0.00         0.00      0.00
Wednesday        3-May-00        0.00         0.00      0.00
Thursday         4-May-00        0.00         0.00      0.00

  Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date 1-Apr-00
Ending Date    1-May-00


                                                               INELIGIBLE RECEIVABLES
                      -------------------------------------------------------------------------------------------------------------

                                   Non Qualifying   Customers with    Trade    Litigation &  Unaplied Cash      Accured
                      ChargeBacks   DIP Obligor    Terms > 90 Days  Discounts   Collection     Adjustment   Pricing Credits   Other
                      -------------------------------------------------------------------------------------------------------------
Saturday    1-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday      2-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday      3-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday     4-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday   5-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday    6-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday      7-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday    8-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday      9-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     10-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    11-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  12-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   13-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     14-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   15-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     16-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     17-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    18-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  19-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   20-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     21-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   22-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     23-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     24-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    25-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  26-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   27-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     28-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   29-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     30-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday      1-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday     2-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday   3-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday    4-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00

   Totals :





                          Total        Total
                       Ineligible   Eligible
                       Receivables  Receivables
                     --------------------------
Saturday    1-Apr-00       0.00         0.00
Sunday      2-Apr-00       0.00         0.00
Monday      3-Apr-00       0.00         0.00
Tuesday     4-Apr-00       0.00         0.00
Wednesday   5-Apr-00       0.00         0.00
Thursday    6-Apr-00       0.00         0.00
Friday      7-Apr-00       0.00         0.00
Saturday    8-Apr-00       0.00         0.00
Sunday      9-Apr-00       0.00         0.00
Monday     10-Apr-00       0.00         0.00
Tuesday    11-Apr-00       0.00         0.00
Wednesday  12-Apr-00       0.00         0.00
Thursday   13-Apr-00       0.00         0.00
Friday     14-Apr-00       0.00         0.00
Saturday   15-Apr-00       0.00         0.00
Sunday     16-Apr-00       0.00         0.00
Monday     17-Apr-00       0.00         0.00
Tuesday    18-Apr-00       0.00         0.00
Wednesday  19-Apr-00       0.00         0.00
Thursday   20-Apr-00       0.00         0.00
Friday     21-Apr-00       0.00         0.00
Saturday   22-Apr-00       0.00         0.00
Sunday     23-Apr-00       0.00         0.00
Monday     24-Apr-00       0.00         0.00
Tuesday    25-Apr-00       0.00         0.00
Wednesday  26-Apr-00       0.00         0.00
Thursday   27-Apr-00       0.00         0.00
Friday     28-Apr-00       0.00         0.00
Saturday   29-Apr-00       0.00         0.00
Sunday     30-Apr-00       0.00         0.00
Monday      1-May-00       0.00         0.00
Tuesday     2-May-00       0.00         0.00
Wednesday   3-May-00       0.00         0.00
Thursday    4-May-00       0.00         0.00

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST


Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                 (EARLY) AMORTIZATION PERIOD ONLY
                                           ----------------------------------------------
                                                 Repurchase              Repurchase          Overconcentration      Aggregate
                       Overconcentration       Obligation for          Obligation for          plus Ineligible     Receivables
                            Amount         Defaulted Receivables   Ineligible Receivables       Receivables          Amount
                       ========================================================================================================
Saturday    1-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday      2-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday      3-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday     4-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday   5-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday    6-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday      7-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday    8-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday      9-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     10-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    11-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  12-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   13-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     14-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   15-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     16-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     17-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    18-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  19-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   20-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     21-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   22-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     23-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     24-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    25-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  26-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   27-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     28-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   29-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     30-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday      1-May-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday     2-May-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday   3-May-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday    4-May-00         0.00                    0.00                    0.00                   0.00              0.00

   Totals :

                      -------------------
                       Series 1993-2
                      Invested Amount
                      ===================
 1-Apr-00                     -
 2-Apr-00                     -
 3-Apr-00                     -
 4-Apr-00                     -
 5-Apr-00                     -
 6-Apr-00                     -
 7-Apr-00                     -
 8-Apr-00                     -
 9-Apr-00                     -
10-Apr-00                     -
11-Apr-00                     -
12-Apr-00                     -
13-Apr-00                     -
14-Apr-00                     -
15-Apr-00                     -
16-Apr-00                     -
17-Apr-00                     -
18-Apr-00                     -
19-Apr-00                     -
20-Apr-00                     -
21-Apr-00                     -
22-Apr-00                     -
23-Apr-00                     -
24-Apr-00                     -
25-Apr-00                     -
26-Apr-00                     -
27-Apr-00                     -
28-Apr-00                     -
29-Apr-00                     -
30-Apr-00                     -
 1-May-00                     -
 2-May-00                     -
 3-May-00                     -
 4-May-00                     -

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                  SERIES 1993-2 MEDIUM TERM NOTES
                         -----------------------------------------------------------------------------
                            Principal        Cumulative     Adjusted       Required
                            Sub-Acct.         Principal     Invested     Subordinated     Required
                         Deposit Amount      Sub-Acct.       Amount         Amount         Reserve %
                         =============================================================================
Saturday    1-Apr-00           -                 -              -           #DIV/0!          0.00%
Sunday      2-Apr-00           -                 -              -           #DIV/0!          0.00%
Monday      3-Apr-00           -                 -              -           #DIV/0!          0.00%
Tuesday     4-Apr-00           -                 -              -           #DIV/0!          0.00%
Wednesday   5-Apr-00           -                 -              -           #DIV/0!          0.00%
Thursday    6-Apr-00           -                 -              -           #DIV/0!          0.00%
Friday      7-Apr-00           -                 -              -           #DIV/0!          0.00%
Saturday    8-Apr-00           -                 -              -           #DIV/0!          0.00%
Sunday      9-Apr-00           -                 -              -           #DIV/0!          0.00%
Monday     10-Apr-00           -                 -              -           #DIV/0!          0.00%
Tuesday    11-Apr-00           -                 -              -           #DIV/0!          0.00%
Wednesday  12-Apr-00           -                 -              -           #DIV/0!          0.00%
Thursday   13-Apr-00           -                 -              -           #DIV/0!          0.00%
Friday     14-Apr-00           -                 -              -           #DIV/0!          0.00%
Saturday   15-Apr-00           -                 -              -           #DIV/0!          0.00%
Sunday     16-Apr-00           -                 -              -           #DIV/0!          0.00%
Monday     17-Apr-00           -                 -              -           #DIV/0!          0.00%
Tuesday    18-Apr-00           -                 -              -           #DIV/0!          0.00%
Wednesday  19-Apr-00           -                 -              -           #DIV/0!          0.00%
Thursday   20-Apr-00           -                 -              -           #DIV/0!          0.00%
Friday     21-Apr-00           -                 -              -           #DIV/0!          0.00%
Saturday   22-Apr-00           -                 -              -           #DIV/0!          0.00%
Sunday     23-Apr-00           -                 -              -           #DIV/0!          0.00%
Monday     24-Apr-00           -                 -              -           #DIV/0!          0.00%
Tuesday    25-Apr-00           -                 -              -           #DIV/0!          0.00%
Wednesday  26-Apr-00           -                 -              -           #DIV/0!          0.00%
Thursday   27-Apr-00           -                 -              -           #DIV/0!          0.00%
Friday     28-Apr-00           -                 -              -           #DIV/0!          0.00%
Saturday   29-Apr-00           -                 -              -           #DIV/0!          0.00%
Sunday     30-Apr-00           -                 -              -           #DIV/0!          0.00%
Monday      1-May-00           -                 -              -           #DIV/0!          0.00%
Tuesday     2-May-00           -                 -              -           #DIV/0!          0.00%
Wednesday   3-May-00           -                 -              -           #DIV/0!          0.00%
Thursday    4-May-00           -                 -              -           #DIV/0!          0.00%

   Totals :

                          SERIES 1993-2 MEDIUM TERM NOTES
                          -------------------------------
                           Series 1993-2
                            Carrying Cost     Servicing
                              Reserve %       Reserve %
                          ===============================
Saturday    1-Apr-00            0.00%           0.00%
Sunday      2-Apr-00            0.00%           0.00%
Monday      3-Apr-00            0.00%           0.00%
Tuesday     4-Apr-00            0.00%           0.00%
Wednesday   5-Apr-00            0.00%           0.00%
Thursday    6-Apr-00            0.00%           0.00%
Friday      7-Apr-00            0.00%           0.00%
Saturday    8-Apr-00            0.00%           0.00%
Sunday      9-Apr-00            0.00%           0.00%
Monday     10-Apr-00            0.00%           0.00%
Tuesday    11-Apr-00            0.00%           0.00%
Wednesday  12-Apr-00            0.00%           0.00%
Thursday   13-Apr-00            0.00%           0.00%
Friday     14-Apr-00            0.00%           0.00%
Saturday   15-Apr-00            0.00%           0.00%
Sunday     16-Apr-00            0.00%           0.00%
Monday     17-Apr-00            0.00%           0.00%
Tuesday    18-Apr-00            0.00%           0.00%
Wednesday  19-Apr-00            0.00%           0.00%
Thursday   20-Apr-00            0.00%           0.00%
Friday     21-Apr-00            0.00%           0.00%
Saturday   22-Apr-00            0.00%           0.00%
Sunday     23-Apr-00            0.00%           0.00%
Monday     24-Apr-00            0.00%           0.00%
Tuesday    25-Apr-00            0.00%           0.00%
Wednesday  26-Apr-00            0.00%           0.00%
Thursday   27-Apr-00            0.00%           0.00%
Friday     28-Apr-00            0.00%           0.00%
Saturday   29-Apr-00            0.00%           0.00%
Sunday     30-Apr-00            0.00%           0.00%
Monday      1-May-00            0.00%           0.00%
Tuesday     2-May-00            0.00%           0.00%
Wednesday   3-May-00            0.00%           0.00%
Thursday    4-May-00            0.00%           0.00%

   Totals:

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                                    SERIES 1994-2 MEDIUM TERM NOTES
                                    ---------------------------------------------------------------------------------------------
                                                         Principal       Cumulative     Adjusted      Required
                                     Series 1994-2       Sub-Acct.       Principal      Invested    Subordinated     Required
                                    Invested Amount    Deposit Amount     Sub-Acct.      Amount        Amount        Reserve %
                                    =============================================================================================
Saturday    1-Apr-00     1-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday      2-Apr-00     2-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday      3-Apr-00     3-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday     4-Apr-00     4-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday   5-Apr-00     5-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday    6-Apr-00     6-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday      7-Apr-00     7-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday    8-Apr-00     8-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday      9-Apr-00     9-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     10-Apr-00    10-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    11-Apr-00    11-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  12-Apr-00    12-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   13-Apr-00    13-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     14-Apr-00    14-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   15-Apr-00    15-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     16-Apr-00    16-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     17-Apr-00    17-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    18-Apr-00    18-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  19-Apr-00    19-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   20-Apr-00    20-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     21-Apr-00    21-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   22-Apr-00    22-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     23-Apr-00    23-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     24-Apr-00    24-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    25-Apr-00    25-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  26-Apr-00    26-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   27-Apr-00    27-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     28-Apr-00    28-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   29-Apr-00    29-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     30-Apr-00    30-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday      1-May-00     1-May-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday     2-May-00     2-May-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday   3-May-00     3-May-00        -                    -               -              -         #DIV/0!         0.00%
Thursday    4-May-00     4-May-00        -                    -               -              -         #DIV/0!         0.00%

   Totals :


                                      -----------------------------------
                                           Series 1994-2
                                           Carrying Cost       Servicing
                                              Reserve %         Reserve %
                                      ===================================
Saturday    1-Apr-00      1-Apr-00               0.00%             0.00%
Sunday      2-Apr-00      2-Apr-00               0.00%             0.00%
Monday      3-Apr-00      3-Apr-00               0.00%             0.00%
Tuesday     4-Apr-00      4-Apr-00               0.00%             0.00%
Wednesday   5-Apr-00      5-Apr-00               0.00%             0.00%
Thursday    6-Apr-00      6-Apr-00               0.00%             0.00%
Friday      7-Apr-00      7-Apr-00               0.00%             0.00%
Saturday    8-Apr-00      8-Apr-00               0.00%             0.00%
Sunday      9-Apr-00      9-Apr-00               0.00%             0.00%
Monday     10-Apr-00     10-Apr-00               0.00%             0.00%
Tuesday    11-Apr-00     11-Apr-00               0.00%             0.00%
Wednesday  12-Apr-00     12-Apr-00               0.00%             0.00%
Thursday   13-Apr-00     13-Apr-00               0.00%             0.00%
Friday     14-Apr-00     14-Apr-00               0.00%             0.00%
Saturday   15-Apr-00     15-Apr-00               0.00%             0.00%
Sunday     16-Apr-00     16-Apr-00               0.00%             0.00%
Monday     17-Apr-00     17-Apr-00               0.00%             0.00%
Tuesday    18-Apr-00     18-Apr-00               0.00%             0.00%
Wednesday  19-Apr-00     19-Apr-00               0.00%             0.00%
Thursday   20-Apr-00     20-Apr-00               0.00%             0.00%
Friday     21-Apr-00     21-Apr-00               0.00%             0.00%
Saturday   22-Apr-00     22-Apr-00               0.00%             0.00%
Sunday     23-Apr-00     23-Apr-00               0.00%             0.00%
Monday     24-Apr-00     24-Apr-00               0.00%             0.00%
Tuesday    25-Apr-00     25-Apr-00               0.00%             0.00%
Wednesday  26-Apr-00     26-Apr-00               0.00%             0.00%
Thursday   27-Apr-00     27-Apr-00               0.00%             0.00%
Friday     28-Apr-00     28-Apr-00               0.00%             0.00%
Saturday   29-Apr-00     29-Apr-00               0.00%             0.00%
Sunday     30-Apr-00     30-Apr-00               0.00%             0.00%
Monday      1-May-00      1-May-00               0.00%             0.00%
Tuesday     2-May-00      2-May-00               0.00%             0.00%
Wednesday   3-May-00      3-May-00               0.00%             0.00%
Thursday    4-May-00      4-May-00               0.00%             0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST


Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                                SERIES 1994-3 MEDIUM TERM NOTES
                                    ------------------------------------------------------------------------------------------
                                                         Principal       Cumulative     Adjusted     Required
                                     Series 1994-3       Sub-Acct.        Principal      Invested  Subordinated    Required
                                    Invested Amount    Deposit Amount     Sub-Acct.       Amount      Amount       Reserve %
                                    ==========================================================================================
Saturday    1-Apr-00     1-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday      2-Apr-00     2-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday      3-Apr-00     3-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday     4-Apr-00     4-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday   5-Apr-00     5-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday    6-Apr-00     6-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday      7-Apr-00     7-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday    8-Apr-00     8-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday      9-Apr-00     9-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     10-Apr-00    10-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    11-Apr-00    11-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  12-Apr-00    12-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   13-Apr-00    13-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     14-Apr-00    14-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   15-Apr-00    15-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     16-Apr-00    16-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     17-Apr-00    17-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    18-Apr-00    18-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  19-Apr-00    19-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   20-Apr-00    20-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     21-Apr-00    21-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   22-Apr-00    22-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     23-Apr-00    23-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     24-Apr-00    24-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    25-Apr-00    25-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  26-Apr-00    26-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   27-Apr-00    27-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     28-Apr-00    28-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   29-Apr-00    29-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     30-Apr-00    30-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday      1-May-00     1-May-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday     2-May-00     2-May-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday   3-May-00     3-May-00         -                 -                -              -         #DIV/0!        0.00%
Thursday    4-May-00     4-May-00         -                 -                -              -         #DIV/0!        0.00%

   Totals :

                                       ---------------------------
                                       Series 1994-3
                                       Carrying Cost    Servicing
                                          Reserve %      Reserve %
                                       ===========================
Saturday     1-Apr-00     1-Apr-00          0.00%         0.00%
Sunday       2-Apr-00     2-Apr-00          0.00%         0.00%
Monday       3-Apr-00     3-Apr-00          0.00%         0.00%
Tuesday      4-Apr-00     4-Apr-00          0.00%         0.00%
Wednesday    5-Apr-00     5-Apr-00          0.00%         0.00%
Thursday     6-Apr-00     6-Apr-00          0.00%         0.00%
Friday       7-Apr-00     7-Apr-00          0.00%         0.00%
Saturday     8-Apr-00     8-Apr-00          0.00%         0.00%
Sunday       9-Apr-00     9-Apr-00          0.00%         0.00%
Monday      10-Apr-00    10-Apr-00          0.00%         0.00%
Tuesday     11-Apr-00    11-Apr-00          0.00%         0.00%
Wednesday   12-Apr-00    12-Apr-00          0.00%         0.00%
Thursday    13-Apr-00    13-Apr-00          0.00%         0.00%
Friday      14-Apr-00    14-Apr-00          0.00%         0.00%
Saturday    15-Apr-00    15-Apr-00          0.00%         0.00%
Sunday      16-Apr-00    16-Apr-00          0.00%         0.00%
Monday      17-Apr-00    17-Apr-00          0.00%         0.00%
Tuesday     18-Apr-00    18-Apr-00          0.00%         0.00%
Wednesday   19-Apr-00    19-Apr-00          0.00%         0.00%
Thursday    20-Apr-00    20-Apr-00          0.00%         0.00%
Friday      21-Apr-00    21-Apr-00          0.00%         0.00%
Saturday    22-Apr-00    22-Apr-00          0.00%         0.00%
Sunday      23-Apr-00    23-Apr-00          0.00%         0.00%
Monday      24-Apr-00    24-Apr-00          0.00%         0.00%
Tuesday     25-Apr-00    25-Apr-00          0.00%         0.00%
Wednesday   26-Apr-00    26-Apr-00          0.00%         0.00%
Thursday    27-Apr-00    27-Apr-00          0.00%         0.00%
Friday      28-Apr-00    28-Apr-00          0.00%         0.00%
Saturday    29-Apr-00    29-Apr-00          0.00%         0.00%
Sunday      30-Apr-00    30-Apr-00          0.00%         0.00%
Monday       1-May-00     1-May-00          0.00%         0.00%
Tuesday      2-May-00     2-May-00          0.00%         0.00%
Wednesday    3-May-00     3-May-00          0.00%         0.00%
Thursday     4-May-00     4-May-00          0.00%         0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date 1-Apr-00
Ending Date    1-May-00



                                                               2000-1 VARIABLE FUNDING CERTIFICATES
                                     ----------------------------------------------------------------------------------------
                                                        Principal       Cumulative     Adjusted     Required
                                      Series 2000-1      Sub-Acct.       Principal      Invested   Subordinated   Required
                                     Invested Amount   Deposit Amount    Sub-Acct.       Amount      Amount       Reserve %
                                     ========================================================================================
Saturday    1-Apr-00    1-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday      2-Apr-00    2-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday      3-Apr-00    3-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday     4-Apr-00    4-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday   5-Apr-00    5-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday    6-Apr-00    6-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday      7-Apr-00    7-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday    8-Apr-00    8-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday      9-Apr-00    9-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     10-Apr-00   10-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    11-Apr-00   11-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  12-Apr-00   12-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   13-Apr-00   13-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     14-Apr-00   14-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   15-Apr-00   15-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     16-Apr-00   16-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     17-Apr-00   17-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    18-Apr-00   18-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  19-Apr-00   19-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   20-Apr-00   20-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     21-Apr-00   21-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   22-Apr-00   22-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     23-Apr-00   23-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     24-Apr-00   24-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    25-Apr-00   25-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  26-Apr-00   26-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   27-Apr-00   27-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     28-Apr-00   28-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   29-Apr-00   29-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     30-Apr-00   30-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday      1-May-00    1-May-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday     2-May-00    2-May-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday   3-May-00    3-May-00          -                 -               -              -         #DIV/0!         0.00%
Thursday    4-May-00    4-May-00          -                 -               -              -         #DIV/0!         0.00%

   Totals :




                                      --------------------------
                                      Carrying Cost   Servicing
                                        Reserve %     Reserve %
                                      =========================
Saturday      1-Apr-00    1-Apr-00        0.00%         0.00%
Sunday        2-Apr-00    2-Apr-00        0.00%         0.00%
Monday        3-Apr-00    3-Apr-00        0.00%         0.00%
Tuesday       4-Apr-00    4-Apr-00        0.00%         0.00%
Wednesday     5-Apr-00    5-Apr-00        0.00%         0.00%
Thursday      6-Apr-00    6-Apr-00        0.00%         0.00%
Friday        7-Apr-00    7-Apr-00        0.00%         0.00%
Saturday      8-Apr-00    8-Apr-00        0.00%         0.00%
Sunday        9-Apr-00    9-Apr-00        0.00%         0.00%
Monday       10-Apr-00   10-Apr-00        0.00%         0.00%
Tuesday      11-Apr-00   11-Apr-00        0.00%         0.00%
Wednesday    12-Apr-00   12-Apr-00        0.00%         0.00%
Thursday     13-Apr-00   13-Apr-00        0.00%         0.00%
Friday       14-Apr-00   14-Apr-00        0.00%         0.00%
Saturday     15-Apr-00   15-Apr-00        0.00%         0.00%
Sunday       16-Apr-00   16-Apr-00        0.00%         0.00%
Monday       17-Apr-00   17-Apr-00        0.00%         0.00%
Tuesday      18-Apr-00   18-Apr-00        0.00%         0.00%
Wednesday    19-Apr-00   19-Apr-00        0.00%         0.00%
Thursday     20-Apr-00   20-Apr-00        0.00%         0.00%
Friday       21-Apr-00   21-Apr-00        0.00%         0.00%
Saturday     22-Apr-00   22-Apr-00        0.00%         0.00%
Sunday       23-Apr-00   23-Apr-00        0.00%         0.00%
Monday       24-Apr-00   24-Apr-00        0.00%         0.00%
Tuesday      25-Apr-00   25-Apr-00        0.00%         0.00%
Wednesday    26-Apr-00   26-Apr-00        0.00%         0.00%
Thursday     27-Apr-00   27-Apr-00        0.00%         0.00%
Friday       28-Apr-00   28-Apr-00        0.00%         0.00%
Saturday     29-Apr-00   29-Apr-00        0.00%         0.00%
Sunday       30-Apr-00   30-Apr-00        0.00%         0.00%
Monday        1-May-00    1-May-00        0.00%         0.00%
Tuesday       2-May-00    2-May-00        0.00%         0.00%
Wednesday     3-May-00    3-May-00        0.00%         0.00%
Thursday      4-May-00    4-May-00        0.00%         0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date 1-Apr-00
Ending Date    1-May-00

                                                                2000-1                   ESTIMATED                  ESTIMATED
                                     Maximum 2000-1            Allocated               Maximum 2000-1
                                  Target Receivables          Receivables                 Required                Maximum 2000-1
                                       Amount                   Amount               Subordinated Amount         Invested Amount
Saturday      1-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday        2-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday        3-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday       4-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday     5-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday      6-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday        7-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday      8-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday        9-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       10-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      11-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    12-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     13-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       14-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     15-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       16-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       17-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      18-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    19-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     20-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       21-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     22-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       23-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       24-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      25-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    26-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     27-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       28-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     29-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       30-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday        1-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday       2-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday     3-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday      4-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!

   Totals :

                     MTN         MTN          MTN          VFC
                    1993-2     1994-2       1994-3       2000-1
                   Invested   Invested     Invested     Invested
                      %           %            %            %
                   ==========================================================
       31-Mar-00     0.00%       0.00%        0.00%        0.00%
        1-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        2-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        3-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        4-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        5-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        6-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        7-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        8-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        9-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       10-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       11-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       12-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       13-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       14-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       15-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       16-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       17-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       18-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       19-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       20-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       21-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       22-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       23-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       24-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       25-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       26-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       27-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       28-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       29-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       30-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        1-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        2-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        3-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        4-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!

Index->   #N/A

                               Overconcentration

OVERCONCENTRATION GRID:

       SHORT-TERM               LONG-TERM
     A-1+,F-1+,P-1            AA-, AA-, Aa3               15.00%
      A-1,F-1,P-1               A+, A+, A1                15.00%
      A-2,F-2,P-2            BBB+, BBB+, Baa1              7.50%
      A-3,F-3,P-3            BBB-, BBB-, Baa3              5.00%
        UNRATED                  UNRATED                   3.00%

        ELIGIBLE RECEIVABLES:

        REPORT CHECK:                                      0.00


       REPORT DATE                             ACTIVITY DATE
       6-Mar-00

S&P RATING DESK:      (212) 438-2400

MOODY'S RATING DESK:  (212) 553-0377

FITCH RATING DESK:    (800) 853-4824     FAX:  (307) 754-3721

(Total Eligible Receivables per Daily Statement - Cell F24)


                     RATING            ELIGIBLE                                 CONCENTRATION            EXCESS
   CUSTOMER    S&P/MOODY'S/FITCH     A/R BALANCE      % OF ELIGIBLES      $ THRESHOLD       %         CONCENTRATION
   ---------------------------------------------      --------------     ------------------------------------------
 1                                                         #DIV/0!            -           #DIV/0!           -
 2                                                         #DIV/0!            -           #DIV/0!           -
 3                                                         #DIV/0!            -           #DIV/0!           -
 4                                                         #DIV/0!            -           #DIV/0!           -
 5                                                         #DIV/0!            -           #DIV/0!           -
 6                                                         #DIV/0!            -           #DIV/0!           -
 7                                                         #DIV/0!            -           #DIV/0!           -
 8                                                         #DIV/0!            -           #DIV/0!           -
 9                                                         #DIV/0!            -           #DIV/0!           -
10                                                         #DIV/0!            -           #DIV/0!           -
11                                                         #DIV/0!            -           #DIV/0!           -
12                                                         #DIV/0!            -           #DIV/0!           -
13                                                         #DIV/0!            -           #DIV/0!           -
14                                                         #DIV/0!            -           #DIV/0!           -
15                                                         #DIV/0!            -           #DIV/0!           -
16                                                         #DIV/0!            -           #DIV/0!           -
17                                                         #DIV/0!            -           #DIV/0!           -
18                                                         #DIV/0!            -           #DIV/0!           -
19                                                         #DIV/0!            -           #DIV/0!           -
20                                                         #DIV/0!            -           #DIV/0!           -
                                                                                                           ---
                                                                                                           $ -
                                                                                                           ===

INGRAM MICRO MASTER TRUST
MONTHLY RESERVES
($ in thousands)

                                                                                                     Aggregate
                               Principal        Total                     Total        Dollar       Receivables
                Non-I/C        Amount of      Dilutive                     A/R        Weighted         Amount         Weighted
                 Sales        Receivables       Items        Gross     Written-Off    Average      (as of Mth end       Ave.
   Period         Per             Per            Per          A/R         Prior       Dilution      on the daily        Pay.
   Ended      Rollforward     Rollforward    Rollforward   91 - 120    to 91 Days     Horizon        statement)        Terms
   -----------------------------------------------------------------------------------------------------------------------------
   Jan-97          0               0             0             0             0           0.00              -            0.0
   Feb-97          0               0             0             0             0           0.00              -            0.0
   Mar-97          0               0             0             0             0           0.00              -            0.0
   Apr-97          0               0             0             0             0           0.00              -            0.0
   May-97          0               0             0             0             0           0.00              -            0.0
   Jun-97          0               0             0             0             0           0.00              -            0.0
   Jul-97          0               0             0             0             0           0.00              -            0.0
   Aug-97          0               0             0             0             0           0.00              -            0.0
   Sep-97          0               0             0             0             0           0.00              -            0.0
   Oct-97          0               0             0             0             0           0.00              -            0.0
   Nov-97          0               0             0             0             0           0.00              -            0.0
   Dec-97          0               0             0             0             0           0.00              -            0.0
   Jan-98          0               0             0             0             0           0.00              -            0.0
   Feb-98          0               0             0             0             0           0.00              -            0.0
   Mar-98          0               0             0             0             0           0.00              -            0.0
   Apr-98          0               0             0             0             0           0.00              -            0.0
   May-98          0               0             0             0             0           0.00              -            0.0
   Jun-98          0               0             0             0             0           0.00              -            0.0
   Jul-98          0               0             0             0             0           0.00              -            0.0
   Aug-98          0               0             0             0             0           0.00              -            0.0
   Sep-98          0               0             0             0             0           0.00              -            0.0
   Oct-98          0               0             0             0             0           0.00              -            0.0
   Nov-98          0               0             0             0             0           0.00              -            0.0
   Dec-98          0               0             0             0             0           0.00              -            0.0
   Jan-99          0               0             0             0             0           0.00              -            0.0
   Feb-99          0               0             0             0             0           0.00              -            0.0
   Mar-99          0               0             0             0             0           0.00              -            0.0
   Apr-99          0               0             0             0             0           0.00              -            0.0
   May-99          0               0             0             0             0           0.00              -            0.0
   Jun-99          0               0             0             0             0           0.00              -            0.0
   Jul-99          0               0             0             0             0           0.00              -            0.0
   Aug-99          0               0             0             0             0           0.00              -            0.0
   Sep-99          0               0             0             0             0           0.00              -            0.0
   Oct-99          0               0             0             0             0           0.00              -            0.0
   Nov-99          0               0             0             0             0           0.00              -            0.0
   Dec-99          0               0             0             0             0           0.00              -            0.0
   Jan-00          0               0             0             0             0           0.00              -            0.0
   Feb-00          0               0             0             0             0           0.00              -            0.0
   Mar-00          0               0             0             0             0           0.00              -            0.0
   Apr-00          0               0             0             0             0           0.00              -            0.0

                Series       Series       Series       Base
                1993-2       1994-2       1994-3       Rate
   Period      Discount     Discount     Discount     (Prime
   Ended         Rate         Rate         Rate        Rate)
   ---------------------------------------------------------
   Jan-97        6.61%        6.91%        7.17%       0.00%
   Feb-97        6.61%        6.91%        7.17%       0.00%
   Mar-97        6.61%        6.91%        7.17%       0.00%
   Apr-97        6.61%        6.91%        7.17%       0.00%
   May-97        6.61%        6.91%        7.17%       0.00%
   Jun-97        6.61%        6.91%        7.17%       0.00%
   Jul-97        6.61%        6.91%        7.17%       0.00%
   Aug-97        6.61%        6.91%        7.17%       0.00%
   Sep-97        6.61%        6.91%        7.17%       0.00%
   Oct-97        6.61%        6.91%        7.17%       0.00%
   Nov-97        6.61%        6.91%        7.17%       0.00%
   Dec-97        6.61%        6.91%        7.17%       0.00%
   Jan-98        6.61%        6.91%        7.17%       0.00%
   Feb-98        6.61%        6.91%        7.17%       0.00%
   Mar-98        6.61%        6.91%        7.17%       0.00%
   Apr-98        6.61%        6.91%        7.17%       0.00%
   May-98        6.61%        6.91%        7.17%       0.00%
   Jun-98        6.61%        6.91%        7.17%       0.00%
   Jul-98        6.61%        6.91%        7.17%       0.00%
   Aug-98        6.61%        6.91%        7.17%       0.00%
   Sep-98        6.61%        6.91%        7.17%       0.00%
   Oct-98        6.61%        6.91%        7.17%       0.00%
   Nov-98        6.61%        6.91%        7.17%       0.00%
   Dec-98        6.61%        6.91%        7.17%       0.00%
   Jan-99        6.61%        6.91%        7.17%       0.00%
   Feb-99        6.61%        6.91%        7.17%       0.00%
   Mar-99        6.61%        6.91%        7.17%       0.00%
   Apr-99        6.61%        6.91%        7.17%       0.00%
   May-99        6.61%        6.91%        7.17%       0.00%
   Jun-99        6.61%        6.91%        7.17%       0.00%
   Jul-99        6.61%        6.91%        7.17%       0.00%
   Aug-99        6.61%        6.91%        7.17%       0.00%
   Sep-99        6.61%        6.91%        7.17%       0.00%
   Oct-99        6.61%        6.91%        7.17%       0.00%
   Nov-99        6.61%        6.91%        7.17%       0.00%
   Dec-99        6.61%        6.91%        7.17%       0.00%
   Jan-00        6.61%        6.91%        7.17%       0.00%
   Feb-00        6.61%        6.91%        7.17%       0.00%
   Mar-00        6.61%        6.91%        7.17%       0.00%
   Apr-00        6.61%        6.91%        7.17%       0.00%

                                                                                                Three
                                                                                                Month       Max.
                                        Dilution     Max.                                      Average     12 Mth.
              Servicing                 12-month   12 Mth.    Dilution                Aged      Aged        Aged      Payment
   Period        Fee       Dilution     Rolling    Rolling     Horizon    Dilution     A/R       A/R         A/R       Terms
   Ended        Rate        Ratio       Average     Avg.      Factor       Period     Ratio     Ratio       Ratio      Factor
   ----------------------------------------------------------------------------------------------------------------------------
   Jan-97       0.00%
   Feb-97       0.00%
   Mar-97       0.00%      #DIV/0!
   Apr-97       0.00%      #DIV/0!
   May-97       0.00%      #DIV/0!
   Jun-97       0.00%      #DIV/0!                                                   #DIV/0!
   Jul-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!
   Aug-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Sep-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Oct-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Nov-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Dec-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Jan-98       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Feb-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   May-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jun-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jul-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Aug-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Sep-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Oct-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Nov-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Dec-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jan-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Feb-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   May-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jun-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jul-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Aug-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Sep-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Oct-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Nov-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Dec-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jan-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Feb-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00





                  Minimum
                  Payment      Days
   Period          Terms       Sales
   Ended           Factor      Out.
   -----------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97                      #DIV/0!
   May-97                      #DIV/0!
   Jun-97                      #DIV/0!
   Jul-97                      #DIV/0!
   Aug-97                      #DIV/0!
   Sep-97                      #DIV/0!
   Oct-97                      #DIV/0!
   Nov-97                      #DIV/0!
   Dec-97                      #DIV/0!
   Jan-98                      #DIV/0!
   Feb-98            0.00      #DIV/0!
   Mar-98            0.00      #DIV/0!
   Apr-98            0.00      #DIV/0!
   May-98            0.00      #DIV/0!
   Jun-98            0.00      #DIV/0!
   Jul-98            0.00      #DIV/0!
   Aug-98            0.00      #DIV/0!
   Sep-98            0.00      #DIV/0!
   Oct-98            0.00      #DIV/0!
   Nov-98            0.00      #DIV/0!
   Dec-98            0.00      #DIV/0!
   Jan-99            0.00      #DIV/0!
   Feb-99            0.00      #DIV/0!
   Mar-99            0.00      #DIV/0!
   Apr-99            0.00      #DIV/0!
   May-99            0.00      #DIV/0!
   Jun-99            0.00      #DIV/0!
   Jul-99            0.00      #DIV/0!
   Aug-99            0.00      #DIV/0!
   Sep-99            0.00      #DIV/0!
   Oct-99            0.00      #DIV/0!
   Nov-99            0.00      #DIV/0!
   Dec-99            0.00      #DIV/0!
   Jan-00            0.00      #DIV/0!
   Feb-00            0.00      #DIV/0!
   Mar-00            0.00      #DIV/0!
   Apr-00            0.00      #DIV/0!

                                            SERIES 1993-2, 1994-2, 1994-3 - MEDIUM TERM NOTES
                   ---------------------------------------------------------------------------------------------------------
                                                                                                                  MAX
                                  (a)         (b)                                                 (c)         (A+B) OR (C)
                                                           aa           bb           cc           Max
                                                         12 Mth.                                (aa*bb)+cc
                               Dilution       Loss        Avg.                                    or 25%        REQUIRED
   Period          Stress      Reserve      Reserve     Dilution     Dilution                    Minimum        RESERVES
   Ended           Factor       Ratio        Ratio        Ratio       Period                      Ratio           RATIO
   -------------------------------------------------------------------------------------------------------------------------
   Jan-97           0.00                                                            0.0%
   Feb-97           0.00                                                            0.0%
   Mar-97           0.00                                                            0.0%
   Apr-97           0.00                                                            0.0%
   May-97           0.00                                                            0.0%
   Jun-97           0.00                                                            0.0%
   Jul-97           0.00                                             #DIV/0!        0.0%
   Aug-97           0.00                                             #DIV/0!        0.0%
   Sep-97           0.00                                             #DIV/0!        0.0%
   Oct-97           0.00                                             #DIV/0!        0.0%
   Nov-97           0.00                                             #DIV/0!        0.0%
   Dec-97           0.00                                             #DIV/0!        0.0%
   Jan-98           0.00                                             #DIV/0!        0.0%
   Feb-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!


                      SERIES 1993-2, 1994-2, 1994-3 - MEDIUM TERM NOTES
                   -------------------------------------------------------
                       SERIES        SERIES        SERIES
                       1993-2        1994-2        1994-3

                      CARRYING      CARRYING      CARRYING
                        COST          COST          COST        SERVICING
   Period              RESERVE       RESERVE       RESERVE         FEE
   Ended                RATIO         RATIO         RATIO         RATIO
   -----------------------------------------------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97               #DIV/0!       #DIV/0!       #DIV/0!
   May-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   May-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   May-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!

                                                                    2000-1 VARIABLE FUNDING CERTIFICATES
               --------------------------------------------------------------------------------------------------------
                              (a)         (b)                                               (c)             MAX
                                                       aa          bb           cc          Max         (A+B) OR (C)
                                                     12 Mth.                             (aa*bb)+cc
                           Dilution       Loss        Avg.                                 or 25%         REQUIRED
   Period      Stress      Reserve      Reserve     Dilution    Dilution                   Minimum        RESERVES
   Ended       Factor       Ratio        Ratio        Ratio      Period                     Ratio           RATIO
-----------------------------------------------------------------------------------------------------------------------
   Jan-97       0.00                                                            0.0%
   Feb-97       0.00                                                            0.0%
   Mar-97       0.00                                                            0.0%
   Apr-97       0.00                                                            0.0%
   May-97       0.00                                                            0.0%
   Jun-97       0.00                                                            0.0%
   Jul-97       0.00                                             #DIV/0!        0.0%
   Aug-97       0.00                                             #DIV/0!        0.0%
   Sep-97       0.00                                             #DIV/0!        0.0%
   Oct-97       0.00                                             #DIV/0!        0.0%
   Nov-97       0.00                                             #DIV/0!        0.0%
   Dec-97       0.00                                             #DIV/0!        0.0%
   Jan-98       0.00                                             #DIV/0!        0.0%
   Feb-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!



            2000-1 VARIABLE FUNDING CERTIFICATES
            ------------------------------------
                  CARRYING
                    COST        SERVICING
   Period          RESERVE         FEE
   Ended            RATIO         RATIO
------------------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97           #DIV/0!
   May-97           #DIV/0!       #DIV/0!
   Jun-97           #DIV/0!       #DIV/0!
   Jul-97           #DIV/0!       #DIV/0!
   Aug-97           #DIV/0!       #DIV/0!
   Sep-97           #DIV/0!       #DIV/0!
   Oct-97           #DIV/0!       #DIV/0!
   Nov-97           #DIV/0!       #DIV/0!
   Dec-97           #DIV/0!       #DIV/0!
   Jan-98           #DIV/0!       #DIV/0!
   Feb-98           #DIV/0!       #DIV/0!
   Mar-98           #DIV/0!       #DIV/0!
   Apr-98           #DIV/0!       #DIV/0!
   May-98           #DIV/0!       #DIV/0!
   Jun-98           #DIV/0!       #DIV/0!
   Jul-98           #DIV/0!       #DIV/0!
   Aug-98           #DIV/0!       #DIV/0!
   Sep-98           #DIV/0!       #DIV/0!
   Oct-98           #DIV/0!       #DIV/0!
   Nov-98           #DIV/0!       #DIV/0!
   Dec-98           #DIV/0!       #DIV/0!
   Jan-99           #DIV/0!       #DIV/0!
   Feb-99           #DIV/0!       #DIV/0!
   Mar-99           #DIV/0!       #DIV/0!
   Apr-99           #DIV/0!       #DIV/0!
   May-99           #DIV/0!       #DIV/0!
   Jun-99           #DIV/0!       #DIV/0!
   Jul-99           #DIV/0!       #DIV/0!
   Aug-99           #DIV/0!       #DIV/0!
   Sep-99           #DIV/0!       #DIV/0!
   Oct-99           #DIV/0!       #DIV/0!
   Nov-99           #DIV/0!       #DIV/0!
   Dec-99           #DIV/0!       #DIV/0!
   Jan-00           #DIV/0!       #DIV/0!
   Feb-00           #DIV/0!       #DIV/0!
   Mar-00           #DIV/0!       #DIV/0!
   Apr-00           #DIV/0!       #DIV/0!

INGRAM MICRO
OVERCOLLATERALIZATION SUMMARY
--------------------------------------------------------------------------------
($ in thousands)

ASSUMPTIONS:

AGING TYPE               Due To Date

CREDIT MEMO LAG          30                   30


DILUTION HORIZON         30                   30


DEFAULT HORIZON          90                   90


DEEMED DEFAULTS          90-120               91-120


FIRST PERIOD OF DATA                          JAN-97

RATING FACTOR            2.00=A               2


PROJECTED ADV. RATE                           75%


The Company's method of aging its receivables.

Lag from the original invoice date to the credit memo date.

This represents the number of days of sales GE Capital/Redwood is exposed to dilution. This is based on the maximum of how many days of sales are in our borrowing or A/R turnover.

This represents the number of days of sales GE Capital/Redwood is lending on. (i.e. If we are lending up to 90 days past invoice date, we would have 90 days of sales in our borrowing base or 3 months).

Represents the next aging category outside of our borrowing base window (i.e. If we are lending up to 90 days past invoice date, our deemed default would be the 91-120 aging category).

The beginning period of our historical data.

The rating factor is the stress factor used to underwrite a pool to a certain credit level. (AAA = 2.5, AA=2.25, A=2.00, BBB=1.75).

Projected advance rate based on ((2 times dilution) plus 5%).

                                                       0.00% Max O/C
                                                                4/SALES       AVG. OF LAST                 PRIOR 3    7X8
                                                              5 MONTHS AGO    3 MOS OF #5                   OF 1    XFACTOR
                       1            2        3          4          5              6             7             8        9
                                                      91-120     Monthly        3 Month    Highest Prior   Default   Rating
   Month             Sales         A/R   Dilutions    Bucket   Def. Ratio       Average     12 mos of #6   Horizon   Factor
   ---------------------------------------------------------------------------------------------------------------------------
     Jan-97            -            -         -         -
     Feb-97            -            -         -         -
     Mar-97            -            -         -         -
     Apr-97            -            -         -         -
     May-97            -            -         -         -        #DIV/0!
     Jun-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jan-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Feb-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Mar-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Apr-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     May-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jun-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jan-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Feb-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Mar-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Apr-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     May-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jun-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0



                       3/1,1     SUM 12 MOS.      PRIOR 1                HIGHEST PRIOR                     4
                      MOS. AGO    10/TWELVE      MOS. OF 1  11x12xFACT.  TWELVE OF 10    14-11            14/11       12x15x16
                         10          11             12          13           14           15               16            17
                      Dilution  12 Month Avg     Dilution     Normal       "Spike"     Spike Less    Spike Divided      Spike
   Month              Percent     Dil/Sales       Horizon    Dilution                  12 Mos Avg     12 Month Avg      Impact
   ------------------------------------------------------------------------------------------------------------------------------
     Jan-97
     Feb-97
     Mar-97
     Apr-97
     May-97            0.00%
     Jun-97            0.00%
     Jul-97            0.00%
     Aug-97            0.00%
     Sep-97            0.00%
     Oct-97            0.00%
     Nov-97            0.00%
     Dec-97            0.00%
     Jan-98            0.00%
     Feb-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Mar-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Apr-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     May-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jun-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jul-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Aug-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Sep-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Oct-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Nov-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Dec-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jan-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Feb-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Mar-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Apr-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     May-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jun-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jul-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Aug-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Sep-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Oct-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Nov-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Dec-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0

                 (13+17)/2         9/2           18+19
                     18            19              20            21
                  Dilution       Default          Total         GECC
   Month          Coverage       Coverage          O/C          LOC
   ------------------------------------------------------------------
     Jan-97
     Feb-97
     Mar-97
     Apr-97
     May-97
     Jun-97
     Jul-97
     Aug-97
     Sep-97
     Oct-97
     Nov-97
     Dec-97
     Jan-98
     Feb-98         0.00%           0.00%          0.00%       0.00%
     Mar-98         0.00%           0.00%          0.00%       0.00%
     Apr-98         0.00%           0.00%          0.00%       0.00%
     May-98         0.00%           0.00%          0.00%       0.00%
     Jun-98         0.00%           0.00%          0.00%       0.00%
     Jul-98         0.00%           0.00%          0.00%       0.00%
     Aug-98         0.00%           0.00%          0.00%       0.00%
     Sep-98         0.00%           0.00%          0.00%       0.00%
     Oct-98         0.00%           0.00%          0.00%       0.00%
     Nov-98         0.00%           0.00%          0.00%       0.00%
     Dec-98         0.00%           0.00%          0.00%       0.00%
     Jan-99         0.00%           0.00%          0.00%       0.00%
     Feb-99         0.00%           0.00%          0.00%       0.00%
     Mar-99         0.00%           0.00%          0.00%       0.00%
     Apr-99         0.00%           0.00%          0.00%       0.00%
     May-99         0.00%           0.00%          0.00%       0.00%
     Jun-99         0.00%           0.00%          0.00%       0.00%
     Jul-99         0.00%           0.00%          0.00%       0.00%
     Aug-99         0.00%           0.00%          0.00%       0.00%
     Sep-99         0.00%           0.00%          0.00%       0.00%
     Oct-99         0.00%           0.00%          0.00%       0.00%
     Nov-99         0.00%           0.00%          0.00%       0.00%
     Dec-99         0.00%           0.00%          0.00%       0.00%

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS - PREVIOUS MASTER TRUST (NON CMD & SELECT SOURCE)
--------------------------------------------------------------------------------
($ in thousands)

                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97          -           -          -           -              -           -          -          -            -          -
    Feb-97          -           -          -           -              -           -          -          -            -          -
    Mar-97          -           -          -           -              -           -          -          -            -          -
    Apr-97          -           -          -           -              -           -          -          -            -          -
    May-97          -           -          -           -              -           -          -          -            -          -
    Jun-97          -           -          -           -              -           -          -          -            -          -
    Jul-97          -           -          -           -              -           -          -          -            -          -
    Aug-97          -           -          -           -              -           -          -          -            -          -
    Sep-97          -           -          -           -              -           -          -          -            -          -
    Oct-97          -           -          -           -              -           -          -          -            -          -
    Nov-97          -           -          -           -              -           -          -          -            -          -
    Dec-97          -           -          -           -              -           -          -          -            -          -
    Jan-98          -           -          -           -              -           -          -          -            -          -
    Feb-98          -           -          -           -              -           -          -          -            -          -
    Mar-98          -           -          -           -              -           -          -          -            -          -
    Apr-98          -           -          -           -              -           -          -          -            -          -
    May-98          -           -          -           -              -           -          -          -            -          -
    Jun-98          -           -          -           -              -           -          -          -            -          -
    Jul-98          -           -          -           -              -           -          -          -            -          -
    Aug-98          -           -          -           -              -           -          -          -            -          -
    Sep-98          -           -          -           -              -           -          -          -            -          -
    Oct-98          -           -          -           -              -           -          -          -            -          -
    Nov-98          -           -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -



                   Dilutive
              -------------------
                                                                     Turnover (w/o I/C)      Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-98        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-98        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-98        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-98        -         -          -           -         28       -           -       0.0%       0.0%
    May-98        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-98        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-98        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-98        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-98        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-98        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-99        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-99        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-99        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-99        -         -          -           -         28       -           -       0.0%       0.0%
    May-99        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-99        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-99        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-99        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-99        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-99        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%

NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
      NUMBER.

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS - PREVIOUS MASTER TRUST (SELECT SOURCE ONLY)
--------------------------------------------------------------------------------
($ in thousands)



                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97                      -          -           -              -           -          -          -            -          -
    Feb-97                      -          -           -              -           -          -          -            -          -
    Mar-97                      -          -           -              -           -          -          -            -          -
    Apr-97                      -          -           -              -           -          -          -            -          -
    May-97                      -          -           -              -           -          -          -            -          -
    Jun-97                      -          -           -              -           -          -          -            -          -
    Jul-97                      -          -           -              -           -          -          -            -          -
    Aug-97                      -          -           -              -           -          -          -            -          -
    Sep-97                      -          -           -              -           -          -          -            -          -
    Oct-97                      -          -           -              -           -          -          -            -          -
    Nov-97                      -          -           -              -           -          -          -            -          -
    Dec-97                      -          -           -              -           -          -          -            -          -
    Jan-98                      -          -           -              -           -          -          -            -          -
    Feb-98                      -          -           -              -           -          -          -            -          -
    Mar-98                      -          -           -              -           -          -          -            -          -
    Apr-98                      -          -           -              -           -          -          -            -          -
    May-98                      -          -           -              -           -          -          -            -          -
    Jun-98                      -          -           -              -           -          -          -            -          -
    Jul-98                      -          -           -              -           -          -          -            -          -
    Aug-98                      -          -           -              -           -          -          -            -          -
    Sep-98                      -          -           -              -           -          -          -            -          -
    Oct-98                      -          -           -              -           -          -          -            -          -
    Nov-98                      -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -




                   Dilutive
              -------------------
                                                                    Turnover (w/o I/C)        Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -                   0.0%
    Jan-98        -         -          -           -         28       -                   0.0%
    Feb-98        -         -          -           -         28       -                   0.0%
    Mar-98        -         -          -           -         35       -                   0.0%
    Apr-98        -         -          -           -         28       -                   0.0%
    May-98        -         -          -           -         28       -                   0.0%
    Jun-98        -         -          -           -         35       -                   0.0%
    Jul-98        -         -          -           -         28       -                   0.0%
    Aug-98        -         -          -           -         28       -                   0.0%
    Sep-98        -         -          -           -         35       -                   0.0%
    Oct-98        -         -          -           -         28       -                   0.0%
    Nov-98        -         -          -           -         28       -                   0.0%
    Dec-98        -         -          -           -         35       -                   0.0%
    Jan-99        -         -          -           -         28       -                   0.0%
    Feb-99        -         -          -           -         28       -                   0.0%
    Mar-99        -         -          -           -         35       -                   0.0%
    Apr-99        -         -          -           -         28       -                   0.0%
    May-99        -         -          -           -         28       -                   0.0%
    Jun-99        -         -          -           -         35       -                   0.0%
    Jul-99        -         -          -           -         28       -                   0.0%
    Aug-99        -         -          -           -         28       -                   0.0%
    Sep-99        -         -          -           -         35       -                   0.0%
    Oct-99        -         -          -           -         28       -                   0.0%
    Nov-99        -         -          -           -         28       -                   0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%


NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
      NUMBER.

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS (NON CMD ONLY)
--------------------------------------------------------------------------------
($ in thousands)


NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
NUMBER.



                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97          -           -          -           -              -           -          -          -            -          -
    Feb-97          -           -          -           -              -           -          -          -            -          -
    Mar-97          -           -          -           -              -           -          -          -            -          -
    Apr-97          -           -          -           -              -           -          -          -            -          -
    May-97          -           -          -           -              -           -          -          -            -          -
    Jun-97          -           -          -           -              -           -          -          -            -          -
    Jul-97          -           -          -           -              -           -          -          -            -          -
    Aug-97          -           -          -           -              -           -          -          -            -          -
    Sep-97          -           -          -           -              -           -          -          -            -          -
    Oct-97          -           -          -           -              -           -          -          -            -          -
    Nov-97          -           -          -           -              -           -          -          -            -          -
    Dec-97          -           -          -           -              -           -          -          -            -          -
    Jan-98          -           -          -           -              -           -          -          -            -          -
    Feb-98          -           -          -           -              -           -          -          -            -          -
    Mar-98          -           -          -           -              -           -          -          -            -          -
    Apr-98          -           -          -           -              -           -          -          -            -          -
    May-98          -           -          -           -              -           -          -          -            -          -
    Jun-98          -           -          -           -              -           -          -          -            -          -
    Jul-98          -           -          -           -              -           -          -          -            -          -
    Aug-98          -           -          -           -              -           -          -          -            -          -
    Sep-98          -           -          -           -              -           -          -          -            -          -
    Oct-98          -           -          -           -              -           -          -          -            -          -
    Nov-98          -           -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -


                   Dilutive
              -------------------
                                                                     Turnover (w/o I/C)      Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-98        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-98        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-98        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-98        -         -          -           -         28       -           -       0.0%       0.0%
    May-98        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-98        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-98        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-98        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-98        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-98        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-99        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-99        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-99        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-99        -         -          -           -         28       -           -       0.0%       0.0%
    May-99        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-99        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-99        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-99        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-99        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-99        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE - PREVIOUS MASTER TRUST
(NON CMD & SELECT SOURCE)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type - Due Date


           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%


           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL
           ------         ----       -----      -----      ------       ----      -----
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE - PREVIOUS MASTER TRUST (SELECT SOURCE
ONLY)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type -  Due Date                     13,196       12,649

           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%


           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL
           ------         ----       -----      -----      ------       ----      -----
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE (NON CMD ONLY)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type -     Due Date


           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%


           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL      Check S/B=0
           ------         ----       -----      -----      ------       ----      -----      -----------
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

                                  INGRAM MICRO
                         Collateral Trigger Calculations
                                  FYE December

TRIGGER                                              8.0%                          30.0
============================================================================================
($ in thousands)
                              DILUTION RATIO                RECEIVABLE COLLECTION TURNOVER
                ------------------------------------------  ------------------------------
                Gross   Dilutive    Monthly    Rolling 6 -    Monthly          Rolling 6 -
Period          Sales   Credits     Dilution     Months         T/O               Month
--------------------------------               ---------------------------------------------
     Jan-97       0        0          0.0%                      0.0
     Feb-97       0        0          0.0%                      0.0
     Mar-97       0        0          0.0%                      0.0
     Apr-97       0        0          0.0%                      0.0
     May-97       0        0          0.0%                      0.0
     Jun-97       0        0          0.0%        0.0%          0.0                  -
     Jul-97       0        0          0.0%        0.0%          0.0                  -
     Aug-97       0        0          0.0%        0.0%          0.0                  -
     Sep-97       0        0          0.0%        0.0%          0.0                  -
     Oct-97       0        0          0.0%        0.0%          0.0                  -
     Nov-97       0        0          0.0%        0.0%          0.0                  -
     Dec-97       0        0          0.0%        0.0%          0.0                  -
     Jan-98       0        0          0.0%        0.0%          0.0                  -
     Feb-98       0        0          0.0%        0.0%          0.0                  -
     Mar-98       0        0          0.0%        0.0%          0.0                  -
     Apr-98       0        0          0.0%        0.0%          0.0                  -
     May-98       0        0          0.0%        0.0%          0.0                  -
     Jun-98       0        0          0.0%        0.0%          0.0                  -
     Jul-98       0        0          0.0%        0.0%          0.0                  -
     Aug-98       0        0          0.0%        0.0%          0.0                  -
     Sep-98       0        0          0.0%        0.0%          0.0                  -
     Oct-98       0        0          0.0%        0.0%          0.0                  -
     Nov-98       0        0          0.0%        0.0%          0.0                  -
     Dec-98       0        0          0.0%        0.0%          0.0                  -
     Jan-99       0        0          0.0%        0.0%          0.0                  -
     Feb-99       0        0          0.0%        0.0%          0.0                  -
     Mar-99       0        0          0.0%        0.0%          0.0                  -
     Apr-99       0        0          0.0%        0.0%          0.0                  -
     May-99       0        0          0.0%        0.0%          0.0                  -
     Jun-99       0        0          0.0%        0.0%          0.0                  -
     Jul-99       0        0          0.0%        0.0%          0.0                  -
     Aug-99       0        0          0.0%        0.0%          0.0                  -
     Sep-99       0        0          0.0%        0.0%          0.0                  -
     Oct-99       0        0          0.0%        0.0%          0.0                  -
     Nov-99       0        0          0.0%        0.0%          0.0                  -
     Dec-99       0        0          0.0%        0.0% OK       0.0                  - OK
     Jan-00       0        0          0.0%        0.0% OK       0.0                  - OK
     Feb-00       0        0          0.0%        0.0% OK       0.0                  - OK

CALCULATION
High                                              0.0%                               -
Low                                               0.0%                               -
Average                                           0.0%                               -
STD Deviation                                     0.0%                               -
High + 1 std deviations                           0.0%                               -

TRIGGER                                                                      5.0%
===================================================================================
($ in thousands)
                                           DEFAULT RATIO
                 ------------------------------------------------------------------
                  Total     >60                   Total      Monthly    Rolling 6 -
Period           A/R EOM     $    write-offs    W/O & >60    Default      Month
---------------------------------------------------------               -----------
     Jan-97         -        -         -            -        #DIV/0!
     Feb-97         -        -         -            -        #DIV/0!
     Mar-97         -        -         -            -        #DIV/0!
     Apr-97         -        -         -            -        #DIV/0!
     May-97         -        -         -            -        #DIV/0!
     Jun-97         -        -         -            -        #DIV/0!       0.0%
     Jul-97         -        -         -            -        #DIV/0!       0.0%
     Aug-97         -        -         -            -        #DIV/0!       0.0%
     Sep-97         -        -         -            -        #DIV/0!       0.0%
     Oct-97         -        -         -            -        #DIV/0!       0.0%
     Nov-97         -        -         -            -        #DIV/0!       0.0%
     Dec-97         -        -         -            -        #DIV/0!       0.0%
     Jan-98         -        -         -            -        #DIV/0!       0.0%
     Feb-98         -        -         -            -        #DIV/0!       0.0%
     Mar-98         -        -         -            -        #DIV/0!       0.0%
     Apr-98         -        -         -            -        #DIV/0!       0.0%
     May-98         -        -         -            -        #DIV/0!       0.0%
     Jun-98         -        -         -            -        #DIV/0!       0.0%
     Jul-98         -        -         -            -        #DIV/0!       0.0%
     Aug-98         -        -         -            -        #DIV/0!       0.0%
     Sep-98         -        -         -            -        #DIV/0!       0.0%
     Oct-98         -        -         -            -        #DIV/0!       0.0%
     Nov-98         -        -         -            -        #DIV/0!       0.0%
     Dec-98         -        -         -            -        #DIV/0!       0.0%
     Jan-99         -        -         -            -        #DIV/0!       0.0%
     Feb-99         -        -         -            -        #DIV/0!       0.0%
     Mar-99         -        -         -            -        #DIV/0!       0.0%
     Apr-99         -        -         -            -        #DIV/0!       0.0%
     May-99         -        -         -            -        #DIV/0!       0.0%
     Jun-99         -        -         -            -        #DIV/0!       0.0%
     Jul-99         -        -         -            -        #DIV/0!       0.0%
     Aug-99         -        -         -            -        #DIV/0!       0.0%
     Sep-99         -        -         -            -        #DIV/0!       0.0%
     Oct-99         -        -         -            -        #DIV/0!       0.0%
     Nov-99         -        -         -            -        #DIV/0!       0.0%
     Dec-99         -        -         -            -        #DIV/0!       0.0% OK
     Jan-00         -        -         -            -        #DIV/0!       0.0% OK
     Feb-00         -        -         -            -        #DIV/0!       0.0% OK

CALCULATION
High                                                                       0.0%
Low                                                                        0.0%
Average                                                                    0.0%
STD Deviation                                                              0.0%
High + 1 std deviations                                                    0.0%

                                  INGRAM MICRO
                         Collateral Trigger Calculations
                                  FYE December



TRIGGER                                              8.0%                          30.0
============================================================================================
($ in thousands)
                              DILUTION RATIO                RECEIVABLE COLLECTION TURNOVER
                ------------------------------------------  ------------------------------
                Gross   Dilutive    Monthly    Rolling 6 -    Monthly          Rolling 6 -
Period          Sales   Credits     Dilution     Months         T/O               Month
--------------------------------               ---------------------------------------------



TRIGGER                                                                      5.0%
===================================================================================
($ in thousands)
                                           DEFAULT RATIO
                 ------------------------------------------------------------------
                  Total     >60                   Total      Monthly    Rolling 6 -
Period           A/R EOM     $    write-offs    W/O & >60    Default      Month
---------------------------------------------------------               -----------

                                                                    EXHIBIT D TO
                                                        SERIES 1993-2 SUPPLEMENT

                            FORM OF PURCHASER LETTER


                                                            [Month] [Day], 20___

The Chase Manhattan Bank
450 West 33d Street, 14th Floor
New York, New York 10001

               Re:    Class A Certificate, Series 1993-2

Ladies and Gentlemen:

               This letter (the "Purchaser Letter") is delivered by the undersigned (the "Transferee") pursuant to the Amended and Restated Series 1993-2 Supplement to the Amended and Restated Pooling Agreement dated as of March 8, 2000, among Ingram Funding Inc. ("Funding"), Ingram Micro Inc. and The Chase Manhattan Bank, as trustee (the "Trustee") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement"). Capitalized terms used herein without definition shall have the meanings set forth in the Supplement. The Transferee represents and covenants to the Trustee as follows:

               1. It is (A) a Qualified Institutional Buyer as defined in Rule 144A(a) and is acquiring the Term Certificates for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing Term Certificates being delivered in the form of Definitive Certificates in a transaction exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in paragraph 4 below.

               2. It is purchasing one or more Term Certificates in an amount of at least $2,000,000 and it understands that such Term Certificate may be resold, pledged or otherwise transferred only in an amount of at least $2,000,000;

               3. It understands that the Term Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or
(B) to purchasers of Term Certificates being delivered in the form of Definitive Certificates, pursuant to a transaction otherwise exempt from registration under the Securities Act and in compliance with the provisions of the Agreement and in compliance with the legends set forth in paragraph 4 below.

               4. It understands that each Term Certificate will bear a legend substantially to the following effect:

               THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT SUCH TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN AN AMOUNT OF AT LEAST $2,000,000 AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) TO A PERSON (A) WHO IS AN "INSTITUTIONAL ACCREDITED INVESTOR", WITHIN THE MEANING OF RULE 501 (a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, AND WHO DELIVERS A PURCHASER LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 1993-2 SUPPLEMENT OR (B) WHO IS TAKING DELIVERY OF SUCH TERM CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

               THIS TERM CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR ON BEHALF OF (1) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR OTHER RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I THERETO, (2) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (3) ANY OTHER ENTITY THAT WOULD BE DEEMED TO BE A "BENEFIT PLAN INVESTOR" WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2) (ANY OF THE FOREGOING, AN "ERISA ENTITY")

               THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

             5. The Transferee understands that there may be restrictions on the ability of certain investors, including, without limitation, depository institutions, either to purchase the Term Certificate or to purchase investments having characteristics similar to those of the Term Certificate representing more than a specified percentage of the investor's assets, and the Transferee further represents and warrants that it has not relied on the Trustee in determining whether and to what extent the Term Certificate constitutes a legal investment for the Transferee.

             6. Notwithstanding anything to the contrary contained herein, in no event shall any interest in the Term Certificates be sold or transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. The Transferee hereby covenants with you that by its acceptance thereof, the Transferee represents and warrants that it is not (1) an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to the provisions of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code) or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (unless registered under the Investment Company Act of 1940, as amended).

             7. The Transferee agrees that in selling the Term Certificate (or any interest therein) purchased pursuant hereto, it will comply with the applicable requirements of the 1933 Act.

             8. The Transferee acknowledges that it has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Funding or the Trustee concerning the terms and conditions of the offering of the Term Certificate and the merits and risks of investing in the Term Certificate.

             In addition, the Transferee hereby acknowledges that by its execution and delivery of this Purchaser Letter, the Transferee agrees to make the representations, warranties and covenants set forth in, and otherwise to be bound by, each and every provision of the Supplement that by its terms applies to the "Purchaser" (as defined in the Supplement).

             To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Supplement.



                                Very truly yours,

                                [NAME OF TRANSFEREE]

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                   SCHEDULE 1 TO
                                                        SERIES 1993-2 SUPPLEMENT


                                 TRUST ACCOUNTS

       DDA #                     Account Name
       -----                     ------------
       323-303986                Ingram Series 1993-2 Coll Subaccount

       507-894073                Ingram Ser l993-2 Princ Coll Sub-Sub A/C

       507-894081                Ingram Ser 1993-2 NonPrin Coll Sb-sb A/C

       507-894200                Ingram Ser 1993-2 Acc Int Sub-Sub A/C